                                                      Filed Pursuant to Rule 497
                                                           File Number 333-32908

                      GE Capital Life Separate Account III
                               Prospectus For The
                           Flexible Premium Joint and
                  Last Survivor Variable Life Insurance Policy
                           Policy Form NY 1253 12/99

                                   Issued by:
                 GE Capital Life Assurance Company of New York
                           125 Park Avenue, 6th Floor
                         New York, New York 10017-5529
                           Telephone: (212) 672-4400

                        Variable Life Servicing Center:
                             6610 West Broad Street
                               Richmond, VA 23230
                           Telephone: (800) 313-5282

--------------------------------------------------------------------------------

This prospectus describes a flexible premium variable joint and last survivor life insurance policy offered by GE Capital Life Assurance Company of New York ("we," "us," "our," the "Company", or "GE Capital Life"). It is underwritten on an individual basis. The Policy provides life insurance protection, premium flexibility, and the ability to change Death Benefits.

The Policy provides insurance on the lives of two Insureds. We will pay Death Proceeds only on the death of the Last Insured. The amount of the Death Proceeds will depend in part on the Death Benefit Option the Owner ("you" or "your") selects. You can elect one of two Death Benefit Options under the Policy. Under Option A, the Death Benefit will equal the greater of (1) the Specified Amount plus the Policy's Account Value, or (2) the Account Value multiplied by the applicable corridor percentage. Under Option B, the Death Benefit will equal the greater of (1) the Specified Amount, or (2) the Account Value multiplied by the applicable corridor percentage. We guarantee that your Death Benefit will at least equal the Specified Amount so long as your Policy is in force.

You direct your premiums to the Investment Subdivisions of Separate Account
III. Each Investment Subdivision invests in shares of the Funds. We list the Funds, and their currently available portfolios, below.

The Alger American Fund:
  Alger American Growth Portfolio, Alger American Small Capitalization
  Portfolio

Federated Insurance Series:
  Federated American Leaders Fund II, Federated High Income Bond Fund II, Federated Utility Fund II

Fidelity Variable Insurance Products Fund (VIP):
  VIP Equity-Income Portfolio, VIP Growth Portfolio, VIP Overseas Portfolio

Fidelity Variable Insurance Products Fund II (VIP II):
  VIP II Asset Manager Portfolio, VIP II Contrafund(R) Portfolio

Fidelity Variable Insurance Products Fund III (VIP III):
  VIP III Growth & Income Portfolio, VIP III Growth Opportunities Portfolio

GE Investments Funds, Inc.:
  Income Fund, International Equity Fund, Mid-Cap Value Equity Fund (formerly known as Value Equity Fund), Money Market Fund, Premier Growth Equity Fund, Real Estate Securities Fund, S&P 500 Index Fund, Total Return Fund, U.S. Equity Fund

Goldman Sachs Variable Insurance Trust (VIT):
  Goldman Sachs Growth and Income Fund, Goldman Sachs Mid Cap Value Fund (formerly known as Mid Cap Equity Fund)

Janus Aspen Series:
  Aggressive Growth Portfolio, Balanced Portfolio, Capital Appreciation Portfolio, Flexible Income Portfolio, Global Life Sciences Portfolio, Global Technology Portfolio, Growth Portfolio, International Growth Portfolio, Worldwide Growth Portfolio

Oppenheimer Variable Account Funds:
  Oppenheimer Bond Fund/VA, Oppenheimer Aggressive Growth Fund/VA, Oppenheimer Capital Appreciation Fund/VA, Oppenheimer High Income Fund/VA, Oppenheimer Multiple Strategies Fund/VA

Salomon Brothers Variable Series Fund Inc:
  Salomon Investors Fund, Salomon Total Return Fund, Salomon Strategic Bond
  Fund

Your Policy provides for a Surrender Value. The amount of your Surrender Value will depend upon the investment performance of the portfolio(s) you select. You bear the investment risk of investing in Separate Account III.

You may cancel your Policy during the free-look period. Please note that replacing your existing insurance coverage with the Policy might not be to your advantage.

The Securities and Exchange Commission has not approved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Neither the U.S. Government nor any governmental agency insures or guarantees your investment in the Policy.

This Prospectus contains information about Separate Account III that you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference.

  The date of this Prospectus is September 1, 2000.

Table of Contents

                                                                            Page
                                                                            ----
Definitions................................................................   1

Policy Summary.............................................................   4

Portfolio Annual Expense Table.............................................   8
 Other Policies............................................................  10

Risk Summary...............................................................  11

GE Capital Life Assurance Company of New York..............................  13

Separate Account III.......................................................  14
 Changes to Separate Account III...........................................  14

The Portfolios.............................................................  16
 Investment Subdivision....................................................  16
 Portfolio Shares..........................................................  24

Charges and Deductions.....................................................  25
 Premium Charge............................................................  25
 Mortality and Expense Risk Charge.........................................  25
 Monthly Deduction.........................................................  26
 Cost of Insurance.........................................................  27
 Surrender Charge..........................................................  28
 Partial Surrender Processing Fee..........................................  29
 Transfer Charge...........................................................  29
 Other Charges.............................................................  29
 Reduction of Charges for Group Sales......................................  29

The Policy.................................................................  31
 Applying for a Policy.....................................................  31
 Owner.....................................................................  31
 Beneficiary...............................................................  31
 Changing the Owner or Beneficiary.........................................  32
 Canceling a Policy........................................................  32

Premiums...................................................................  33
 General...................................................................  33
 Tax Free Exchanges (1035 Exchanges).......................................  33
 Periodic Premium Plan.....................................................  33
 Minimum Premium Payment...................................................  34
 Allocating Premiums.......................................................  34

How Your Account Value Varies..............................................  35
 Account Value.............................................................  35
 Surrender Value...........................................................  35

                                                                            Page
                                                                            ----
 Investment Subdivision Values.............................................  35
 Unit Values...............................................................  35
 Net Investment Factor.....................................................  35

Transfers..................................................................  37
 General...................................................................  37
 Dollar-Cost Averaging.....................................................  37
 Portfolio Rebalancing.....................................................  38
 Transfers by Third Parties................................................  38

Death Benefits.............................................................  40
 Amount of Death Proceeds..................................................  40
 Death Benefit Options.....................................................  40
 Changing the Death Benefit Option.........................................  41
 Changing the Specified Amount.............................................  41

Surrenders and Partial Surrenders..........................................  43
 Surrenders................................................................  43
 Partial Surrenders........................................................  43
 Effect of Partial Surrenders on Account Value and Death Proceeds..........  43

Loans......................................................................  44
 General...................................................................  44
 Preferred Policy Debt.....................................................  44
 Interest Rate Charged.....................................................  44
 Repayment of Policy Debt..................................................  44
 Effect of Policy Loans....................................................  45

Termination................................................................  46
 Premium to Prevent Termination............................................  46
 Your Policy Will Remain in Effect During the Grace Period.................  46
 Reinstatement.............................................................  46

Payments and Telephone Transactions........................................  47
 Requesting Payments.......................................................  47
 Telephone Transactions....................................................  47

Tax Considerations.........................................................  48
 Federal Tax Matters.......................................................  48
 Introduction..............................................................  48
 Tax Status of the Policy..................................................  48
 Tax Treatment of Policies -- General......................................  49
 Special Rules for Modified Endowment Contracts (MECs).....................  51
 Income Tax Withholding....................................................  52
 Tax Status of the Company.................................................  52
 Changes in the Law and Other Considerations...............................  52

                                                                            Page
                                                                            ----
Other Policy Information...................................................  53
 Optional Payment Plans....................................................  53
 Dividends.................................................................  54
 Incontestability..........................................................  54
 Suicide Exclusion.........................................................  54
 Misstatement of Age or Gender.............................................  55
 Written Notice............................................................  55
 Trustee...................................................................  55
 Other Changes.............................................................  55
 Reports...................................................................  55
 Change of Owner...........................................................  56
 Supplemental Benefits.....................................................  56
 Using the Policy as Collateral............................................  57
 Exchanges.................................................................  57
 Reinsurance...............................................................  57
 Legal Proceedings.........................................................  57

Additional Information.....................................................  58
 Sale of the Policies......................................................  58
 Legal Matters.............................................................  59
 Experts...................................................................  59
 Actuarial Matters.........................................................  59
 Financial Statements......................................................  59
 Executive Officers and Directors..........................................  59
 Other Information.........................................................  60

Hypothetical Illustrations.................................................  61

This Prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made.

Definitions

We have tried to make this Prospectus as understandable as possible. However, in explaining how the Policy works, we have had to use certain terms that have special meanings. We define these terms below.

Account Value -- The total amount under the Policy. Account Value equals the amount in Separate Account III and in the General Account.

Age -- The age of each Insured at his or her birthday nearest the Policy Date or a Policy Anniversary.

Attained Age -- For each Insured, an Insured's Age on the Policy Date plus the number of full years since the Policy Date.

Beneficiary -- The person or entity you designate to receive the Death Proceeds payable at the death of the Last Insured.

Continuation Amount -- A cumulative amount set forth on the Policy data pages for each month of the Continuation Period representing the minimum Net Total Premium required to keep the Policy in force during the Continuation Period.

Continuation Period -- The five Policy Years from the Policy Date during which the Policy will not lapse if the Net Total Premium is at least equal to the Continuation Amount for the number of Policy Months that the Policy has been in force.

Death Benefit -- The amount determined under the Death Benefit Option in effect as of the date of death of the Last Insured.

Death Proceeds -- The total amount payable to the Beneficiary upon the death of the Last Insured.

Fund -- Any open-end management investment company or unit investment trust in which Separate Account III invests.

General Account -- The assets of GE Capital Life other than those allocated to Separate Account III or any of our other separate accounts.

Home Office -- Our offices at 125 Park Avenue, 6th Floor, New York, New York 10017-5529, (212) 672-4400.

Insured(s) -- The person(s) whose lives are insured under the Policy.

Investment Subdivision -- A subdivision of Separate Account III, the assets of which invest exclusively in a corresponding portfolio of a Fund. Not all Investment Subdivisions may be available in all states or markets.

Last Insured -- The last Insured to die.

Maturity Date -- The date your Policy terminates and we pay any Account Value less outstanding Policy Debt if any insured is living. This date is shown in your Policy and is the policy anniversary nearest the younger Insured's 100th birthday.

Monthly Anniversary Day -- The same day in each month as your Policy Date.

Net Premium -- The portion of each premium you allocate to one or more Investment Subdivisions. It is equal to the premium paid times the Net Premium Factor.

Net Premium Factor -- The factor we use in determining the Net Premium which reflects a deduction from each premium paid.

Net Total Premium -- On any date, Net Total Premium equals the total of all premiums paid to that date less (a) divided by (b), where:

   (a) is any outstanding Policy Debt, plus the sum of any partial surrenders to date; and

   (b) is the Net Premium Factor.

Optional Payment Plan -- A plan under which any part of Death Proceeds, Surrender Value proceeds, or benefits at maturity can be used to provide a series of periodic payments to you or a Beneficiary.

Owner -- The person (or persons) who owns (or own) the Policy. "You" or "your" refers to the Owner or Joint Owners. You may also name Contingent Owners.

Planned Periodic Premium -- A level premium amount scheduled for payment at fixed intervals over a specified period of time.

Policy -- The Policy with any attached application(s), any riders, and endorsements.

Policy Date -- The date as of which we issue the Policy and the date as of which the Policy becomes effective. We measure Policy Years and Anniversaries from the Policy Date. The Policy Date is shown on the Policy data pages. If the Policy Date would otherwise fall on the 29th, 30th, or 31st day of a month, the Policy Date will be the 28th.

Policy Debt -- The amount of outstanding loans plus accrued interest. We deduct Policy Debt from proceeds payable at the death of the Last Insured, on maturity, or at the time of surrender.

Policy Month -- A one-month period beginning on a Monthly Anniversary Day and ending on the day immediately preceding the next Monthly Anniversary Day.

Separate Account III -- GE Capital Life Separate Account III, the segregated asset account of GE Capital Life Assurance Company of New York to which you allocate Net Premiums.

Specified Amount -- An amount we use in determining the insurance coverage.

Surrender Value -- The amount we pay you when you surrender the Policy. It is equal to Account Value minus any Policy Debt and minus any applicable surrender charge.

Unit Value -- A unit of measure we use to calculate the Account Value for each Investment Subdivision.

Valuation Day -- For each Investment Subdivision, each day on which the New York Stock Exchange is open for regular trading except for days that the Investment Subdivision's corresponding portfolio does not value its shares.

Valuation Period -- The period that starts at the close of regular trading on the New York Stock Exchange on any Valuation Day and ends at the close of regular trading of the New York Stock Exchange on the next succeeding Valuation Day.

Policy Summary


PREMIUMS

 . You select a premium payment plan. You are not required to pay premiums according to the plan, but may vary frequency and amount, within limits, and can skip planned premiums. See Periodic Premium Plan.

 . Premium amounts depend on each Insured's Age, gender, rating class, the Specified Amount selected, and any supplemental benefit riders. See Premiums.

 . You may make unscheduled premium payments, within limits. See Premiums.

 . Under certain circumstances, you may have to pay extra premiums to prevent termination. See Premium to Prevent Termination.

DEDUCTIONS FROM PREMIUMS

 . If the initial Specified Amount is $500,000 or more, we currently deduct a 3
  1/2% premium charge (5% maximum) from each premium before we place it in an Investment Subdivision. If the initial Specified Amount is at least $250,000 but less than $500,000, we currently deduct a 6 1/2% premium charge (8% maximum). We currently do not deduct the maximum premium charge but reserve the right to do so. We refer to the premium minus the premium charge as a Net Premium. We do not assess a premium charge against the policy loan portion of a premium received from the rollover of a life insurance policy. See Premium Charge.

ALLOCATION OF NET PREMIUMS

 . You allocate your Net Premiums among up to seven of the Investment
  Subdivisions of Separate Account III at any given time. Until (1) the date we approve the application, (2) the date we receive all necessary forms (including any subsequent amendments to your application), and (3) the date we receive the entire initial premium, we will place any premiums you pay in a non-interest bearing account. After we issue your Policy, we will allocate your Net Premiums to the Investment Subdivisions you designate. See Allocating Premiums.

 . The Investment Subdivisions invest in corresponding portfolios of the following Funds:

 The Alger American Fund                          Fidelity Variable Insurance Products Fund II (VIP II)
   Alger American Growth Portfolio                   VIP II Asset Manager Portfolio
   Alger American Small Capitalization               VIP II Contrafund Portfolio

Federated Insurance Series                        Fidelity Variable Insurance Products Fund III (VIP III)
   Federated American Leaders Fund II                VIP III Growth & Income Portfolio
   Federated High Income Bond Fund II                VIP III Growth Opportunities Portfolio
   Federated Utility Fund II

 Fidelity Variable Insurance Products Fund
   VIP Equity-Income Portfolio
   VIP Growth Portfolio
   VIP Overseas Portfolio

                                                        4

GE Investments Funds, Inc.                     Janus Aspen Series
  Income Fund                                    Aggressive Growth Portfolio
  International Equity Fund                      Balanced Portfolio
  Mid-Cap Value Equity Fund                      Capital Appreciation Portfolio
     (formerly known as Value Equity Fund)       Flexible Income Portfolio
  Money Market Fund                              Global Life Sciences Portfolio
  Premier Growth Equity Fund                     Global Technology Portfolio
  Real Estate Securities Fund                    Growth Portfolio
  S&P 500 Index                                  International Growth Portfolio
  Total Return                                   Worldwide Growth Portfolio
  U.S. Equity Fund
                                               Oppenheimer Variable Account Funds
Goldman Sachs Variable Insurance Trust (VIT)     Oppenheimer Aggressive Growth Fund/VA
 Goldman Sachs Growth and Income Fund            Oppenheimer Bond Fund/VA
 Goldman Sachs Mid Cap Value Fund                Oppenheimer Capital Appreciation Fund/VA
    (formerly known as Mid Cap Equity Fund)      Oppenheimer High Income Fund/VA
                                                 Oppenheimer Multiple Strategies Fund/VA

                                               Salomon Brothers Variable Series Funds Inc
                                                 Salomon Investors Fund
                                                 Salomon Strategic Bond Fund
                                                 Salomon Total Return Fund

                         See Investment Subdivisions.


DEDUCTIONS FROM ASSETS

 . Each Fund deducts management fees and other expenses from its assets. For the year ended December 31, 1999, the minimum total annual expenses (as a percentage of average net assets) was .30% and the maximum total annual expenses (as a percentage of average net assets) was 1.09%. See Portfolio Annual Expenses.

 . We deduct a daily mortality and expense risk charge at a current effective annual rate of 0.70% (maximum effective annual rate of 0.70%) from assets in the Investment Subdivisions.

 . We make a monthly deduction from your Account Value for (1) the cost of insurance, (2) a policy charge of $5, (3) for the first 10 Policy Years, an initial expense charge based on each Insured's issue Age of up to $.20 per $1,000 of initial Specified Amount, (4) for 10 Policy Years after the increase, an additional expense charge based on each Insured's issue Age of up to $.20 per $1,000 of any increase in Specified Amount, and (5) supplemental benefit charges. See Monthly Deduction.

ACCOUNT VALUE
 . Account Value equals the total amount in Separate Account III and the General
  Account.

 . Account Value serves as the starting point for calculating certain values under a Policy, such as the Surrender Value and the Death Proceeds. Account Value varies from day to day to reflect investment experience of the Investment Subdivisions, charges deducted and other Policy transactions (such as Policy loans, transfers and partial surrenders). See How Your Account Value Varies.

 . You can transfer Account Value among the Investment Subdivisions (subject to certain restrictions). A $10 transfer charge applies to each transfer made after the first transfer in a calendar month. See Transfers for rules and limits. Policy loans reduce the amount available for allocations and transfers.

 . There is no minimum guaranteed Account Value. During the Continuation Period, the Policy will lapse if the Surrender Value is too low to cover the monthly deduction and the Net Total Premium is less than the Continuation Amount. After the Continuation Period, the Policy will lapse if the Surrender Value is too low to cover the monthly deduction. See Premium to Prevent
  Termination.

CASH BENEFITS

 . You may take a Policy loan for up to 90% of the difference between Account
  Value and any surrender charges, minus any Policy Debt. See Loans.

 . You may partially surrender your Policy up to a maximum amount. The minimum partial surrender amount is $500, and a processing fee equal to the lesser of $25 or 2% of the amount of the partial surrender will apply to each partial surrender. If you select Death Benefit Option B, you may only make partial surrenders after the first Policy Year. See Partial Surrenders.

 . You can surrender your Policy at any time before the death of the Last
  Insured for its Surrender Value (Account Value minus Policy Debt and minus any applicable surrender charge). A surrender charge will apply during the first 11 Policy Years, and for 11 Policy Years after an increase in the Specified Amount (except for increases in the Specified Amount that result from a change in Death Benefit Option). The surrender charge will not exceed $50 per $1,000 of Specified Amount. See Surrenders and Surrender Charge.

 . You may choose from a variety of payment options. See Requesting Payments.

DEATH BENEFITS

 . The minimum Specified Amount available is $250,000.

 . We will pay Death Proceeds only upon the death of the Last Insured.

 . You may choose from two Death Benefit Options: Option A (greater of Specified
  Amount plus Account Value, or the applicable corridor percentage multiplied by Account Value); or Option B (greater of Specified Amount, or the applicable corridor percentage multiplied by Account Value). We determine the Specified Amount and Account Value for this purpose as of the date of death of the Last Insured.
 See Death Benefits.

 . Death Proceeds are payable as a lump sum or under a variety of options.

 . You may change the Specified Amount and the Death Benefit Option. See
  Changing the Specified Amount and Changing the Death Benefit Option for rules and limits.

 . During the Continuation Period, the Policy will remain in force regardless of the sufficiency of Surrender Value so long as the Net Total Premium is at least equal to the Continuation Amount. See Premium to Prevent Termination.

Portfolio Annual Expense Table


PORTFOLIO ANNUAL EXPENSES

This table describes the portfolio fees and expenses. These fees and expenses are shown as a percentage of net assets for the year ended December 31, 1999. The prospectus for each Fund contains more detail concerning a portfolio's fees and expenses.

Annual expenses of the portfolios of the Funds for the year ended December 31, 1999 (as a percentage of each portfolio's average net assets):

                             Management Fees        Other Expenses
                               (after fee               (after
                               waivers as    12b-1  reimbursement  Total Annual
Portfolio                      applicable)   Fees   as applicable)   Expenses
-------------------------------------------------------------------------------
The Alger American Fund
 Alger American Small
  Capitalization Portfolio        0.85%      0.00%       0.05%         0.90%
 Alger American Growth
  Portfolio                       0.75       0.00        0.04          0.79
Federated Insurance Series
 Federated American Leaders
  Fund II                         0.75       0.00        0.13          0.88
 Federated High Income Bond
  Fund II                         0.60       0.00        0.19          0.79
 Federated Utility Fund II        0.75       0.00        0.19          0.94
Fidelity Variable Insurance
 Products Fund*/1/
 VIP Equity-Income Portfolio      0.48       0.00        0.09          0.57
 VIP Growth Portfolio             0.58       0.00        0.08          0.66
 VIP Overseas Portfolio           0.73       0.00        0.18          0.91
Fidelity Variable Insurance
 Products Fund II*/2/
 VIP II Asset Manager
  Portfolio                       0.53       0.00        0.10          0.63
 VIP II Contrafund Portfolio      0.58       0.00        0.09          0.67
Fidelity Variable Insurance
 Products Fund III*/3/
 VIP III Growth & Income
  Portfolio                       0.48       0.00        0.12          0.60
 VIP III Growth
  Opportunities Portfolio         0.58       0.00        0.11          0.69
GE Investments Funds,
 Inc./4/
 Income Fund                      0.50       0.00        0.07          0.57
 International Equity Fund        1.00       0.00        0.08          1.08
 Mid-Cap Value Equity Fund
  (formerly known as Value
  Equity Fund)                    0.65       0.00        0.06          0.71
 Money Market Fund                0.24       0.00        0.06          0.30
 Premier Growth Equity Fund       0.65       0.00        0.03          0.68
 Real Estate Securities Fund      0.85       0.00        0.09          0.94
 S&P 500 Index Fund               0.35       0.00        0.04          0.39
 Total Return Fund                0.50       0.00        0.06          0.56
 US Equity Fund                   0.55       0.00        0.06          0.61
Goldman Sachs Variable
 Insurance Trust/5/ (VIT)
 Goldman Sachs Growth and
  Income Fund                     0.75       0.00        0.25          1.00
 Goldman Sachs Mid Cap Value
  Fund (formerly known as
  Mid Cap Equity Fund)            0.80       0.00        0.25          1.05

                              Management Fees        Other Expenses
                                (after fee               (after
                                waivers as    12b-1  reimbursement  Total Annual
Portfolio                       applicable)   Fees   as applicable)   Expenses
--------------------------------------------------------------------------------
Janus Aspen Series/6/
 Aggressive Growth
  Portfolio -- Institutional
  Shares                           0.65%      0.00%       0.02%         0.67%
 Balanced Portfolio --
   Institutional Shares            0.65       0.00        0.02          0.67
 Capital Appreciation
  Portfolio -- Institutional
  Shares                           0.65       0.00        0.04          0.69
 Flexible Income
  Portfolio -- Institutional
  Shares                           0.65       0.00        0.07          0.72
 Global Life Sciences
  Portfolio -- Service
  Shares                           0.65       0.25        0.19          1.09
 Global Technology
  Portfolio -- Service
  Shares                           0.65       0.25        0.13          1.03
 Growth Portfolio --
   Institutional Shares            0.65       0.00        0.02          0.67
 International Growth
  Portfolio -- Institutional
  Shares                           0.65       0.00        0.11          0.76
 Worldwide Growth
  Portfolio -- Institutional
  Shares                           0.65       0.00        0.05          0.70
Oppenheimer Variable Account
 Funds
 Oppenheimer Aggressive
  Growth Fund/VA                   0.66       0.00        0.01          0.67
 Oppenheimer Bond Fund/VA          0.72       0.00        0.01          0.73
 Oppenheimer Capital
  Appreciation Fund/VA             0.68       0.00        0.02          0.70
 Oppenheimer High Income
  Fund/VA                          0.74       0.00        0.01          0.75
 Oppenheimer Multiple
  Strategies Fund/VA               0.72       0.00        0.01          0.73
Salomon Brothers Variable
 Trust Series
 Fund Inc/7/
 Salomon Investors Fund Inc.       0.70       0.00        0.28          0.98
 Salomon Strategic Bond Fund       0.80       0.00        0.20          1.00
 Salomon Total Return Fund         0.75       0.00        0.25          1.00

  * The fees and expenses reported for the Variable Insurance Products Fund
    (VIP), Variable Insurance Products Fund II (VIP II) and Variable Insurance Products Fund III (VIP III) are prior to any fee waiver and/or reimbursement as applicable.
  /1/A portion of the brokerage commissions that certain funds pay was used to reduce fund expenses. In addition, certain funds, or FMR on behalf of certain funds, have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce custodian expenses. With reimbursements, the expenses of the portfolios of the Variable Insurance Products Fund during 1999 for the VIP Equity-Income Portfolio would have been total annual expenses of .56%, consisting of .48% management fees and .08% other expenses; for VIP Overseas Portfolio total annual expenses of .87%, consisting of .73% management fees and .14% other expenses; for VIP Growth Portfolio total annual expenses of .65%, consisting of .58% management fees and .07% other expenses.
  /2/A portion of the brokerage commissions that certain funds pay was used to reduce fund expenses. In addition, certain funds, or FMR on behalf of certain funds, have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce custodian expenses. With reimbursements, the expenses of the portfolios of the Variable Insurance Products Fund II during 1999 for VIP II Asset Manager Portfolio would have been total annual expenses of .62%, consisting of .53% management fees and .09% other expenses; for VIP II Contrafund Portfolio total annual expenses of .65%, consisting of .58% management fees and .07% other expenses.

  /3/A portion of the brokerage commissions that certain funds pay was used to reduce fund expenses. In addition, certain funds, or FMR on behalf of certain funds, have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce custodian expenses. With reimbursements, the expenses of the portfolios of the Variable Insurance Products Fund III during 1999 for VIP III Growth & Income Portfolio would have been total annual expenses of .59%, consisting of .48% management fees and .11% other expenses; for VIP III Growth Opportunities Portfolio, total annual expenses of .68%, consisting of .58% management fees and .10% other expenses.
  /4/GE Asset Management Incorporated ("GEAM") has voluntarily agreed to waive a portion of its management fee for the Money Market Fund. Absent this waiver, the total annual expenses of the Fund would have been 0.50%, consisting of 0.44% in management fees and 0.06% in other expenses. Also, GEAM voluntarily limited other expenses for the GE Premier Growth Equity Fund for the period from May 1, 1999 through April 30, 2000, which limitation was discontinued effective May 1, 2000. Absent that expense limitation, the total annual expenses of the Fund would have been 0.72%, consisting of 0.65% in management fees and 0.07% in other expenses.
  /5/Goldman Sachs Asset Management has voluntarily agreed to reduce or limited certain other expenses (excluding management fees, taxes, interest, brokerage fees, litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed 0.25% of each Fund's respective average daily net assets. The investment advisor may modify or discontinue any or the limitations. Absent reimbursements, the expenses during 1999 for Growth and Income Fund would have been total annual expenses of 1.22%, consisting of .75% management fees and .47% other expenses; and for Mid Cap Value Fund total annual expenses of 1.22%, consisting of .80% management fees and .42% other expenses.
  /6/Janus Aspen Series expenses (except for the Global Technology and Global
    Life Sciences Portfolios) are based upon expenses for the fiscal year ended December 31, 1999, restated to reflect a reduction in the management fees for Growth, Aggressive Growth, Capital Appreciation, International Growth, Worldwide Growth, Balanced, and Income Portfolios. Expenses for Global Technology and Global Life Sciences Portfolios are based on the estimated expenses that those Portfolios expect to incur in their initial fiscal year. All expenses are shown without the effect of expense offset arrangements.
    The 12b-1 fee deducted for the Janus Aspen Series (Service Shares) covers certain distribution and shareholder support services provided by the companies selling variable contracts investing in the Janus Aspen Series portfolios. The 12b-1 fee assessed against the Janus Aspen Series (Service Shares) held for the Policies will be remitted to Capital Brokerage Corporation, the principal underwriter for the Policies.
  /7/Absent certain fee waivers or reimbursements, the total annual expenses of the portfolios of Salomon Brothers Variable Series Fund during 1999 for Investors Fund would have been total annual expenses of 1.15%, consisting of .70% management fees and .45% other expenses; for Strategic Bond Fund total annual expenses of 1.48%, consisting of .75% management fees and .73% other expenses; for Total Return Fund total annual expenses of 1.65%, consisting of .80% managements fees and .85% other expenses.

The expense information regarding the Funds was provided by those Funds. We have not independently verified this information. We cannot guarantee that the reimbursements and fee waivers provided by certain of the Funds will continue.

OTHER POLICIES

We offer other variable life insurance policies which also invest in the same portfolios of the Funds. These policies may have different charges that could affect the value of the Investment Subdivisions and may offer different benefits more suitable to your needs. To obtain more information about these policies, contact your agent, or call (800) 313-5282.

Risk Summary


INVESTMENT RISK

Your Account Value is subject to the risk that investment performance will be unfavorable and that your Account Value will decrease. Because we continue to deduct charges from Account Value, if investment results are sufficiently unfavorable and/or you stop making premium payments at or above the minimum requirements, the Surrender Value of your Policy may fall to zero. In that case, the Policy will terminate without value and insurance coverage will no longer be in effect, unless you make an additional payment sufficient to prevent a termination during the 61-day grace period. However, your Policy will not lapse during the Continuation Period, even if your Surrender Value is too low to cover the monthly deductions so long as the Net Total Premium is at least equal to the Continuation Amount. On the other hand, if investment experience is sufficiently favorable and you have kept the Policy in force for a substantial time, you may be able to draw upon Account Value, through partial surrenders and Policy loans.

RISK OF TERMINATION

If the Surrender Value of your Policy is too low to pay the Monthly Deduction when due (and, during the Continuation Period, the Net Total Premium is less than the Continuation Amount), the Policy will be in default and a grace period will begin. There is a risk that if withdrawals, loans, and monthly deductions reduce your Surrender Value to too low an amount and/or if the investment experience of your selected Investment Subdivisions is unfavorable, then your Policy could lapse. In that case, you will have a 61-day grace period to make a sufficient payment. If you do not make a sufficient payment before the grace period ends, your Policy will terminate without value, insurance coverage will no longer be in effect, and you will receive no benefits. After termination, you may reinstate your Policy within three years subject to certain conditions.

TAX RISK

We intend for the Policy to satisfy the definition of a "life insurance contract" under section 7702 of the Internal Revenue Code of 1986, as amended (the "Code"). In general, earnings under the Policy will not be taxed until a distribution is made from the Policy. In addition, death benefits generally will be excludable from income. In the case of a Policy that is considered a "modified endowment contract," special rules apply and a 10% penalty tax may be imposed on distributions, including loans. See Special Rules for Modified Endowment Contracts. You should consult a qualified tax advisor in all tax matters involving your Policy.

LIMITS ON PARTIAL SURRENDERS

The Policy permits you to take partial surrenders. However, if you selected Option B, you may only make partial surrenders after the first Policy Year.

The minimum partial surrender amount is $500, and we will assess a processing fee on the surrender. There is a limit on the maximum amount you may partially surrender.

Partial surrenders will reduce your Account Value, Death Proceeds, and Specified Amount (if you elected Death Benefit Option B). Federal income taxes and a penalty tax may apply to partial surrenders.

EFFECTS OF POLICY LOANS

A Policy loan, whether or not repaid, will affect Account Value over time because we subtract the amount of the loan from the Investment Subdivisions as collateral. We then credit a fixed interest rate to the loan collateral. As a result, the loan collateral does not participate in the investment results of the Investment Subdivisions. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the Investment Subdivisions, the effect could be favorable or unfavorable.

A Policy loan also reduces the Death Proceeds. A Policy loan could make it more likely that a Policy would terminate. There is a risk if the loan reduces your Surrender Value to too low an amount and investment experience is unfavorable, that the Policy will lapse, resulting in adverse tax consequences. You must submit a sufficient payment during the grace period to avoid the Policy's termination without value and the end of insurance coverage.

COMPARISON WITH OTHER INSURANCE POLICIES

The Policy is similar in many ways to universal life insurance. As with universal life insurance:

 . the Owner pays premiums for insurance coverage on the Insureds;
 . the Policy provides for the accumulation of Surrender Value that is payable if the Owner surrenders the Policy during the Insureds' lifetimes;
 . and the Surrender Value may be substantially lower than the premiums paid.

However, the Policy differs from universal life insurance in that it permits you to place your premium in the Investment Subdivisions. The amount and duration of life insurance protection and of the Policy's Account Value will vary with the investment performance of the Investment Subdivisions you select.

The Surrender Value of your Policy may decrease if the investment performance of the Investment Subdivisions to which you allocate Account Value is sufficiently adverse. If the Surrender Value becomes insufficient to cover charges when due and the Continuation Period is not in effect, the Policy will terminate without value after a grace period.

GE Capital Life Assurance Company of New York


We are a stock life insurance company that was incorporated in New York on February 23, 1988. We are ultimately a indirect subsidiary of General Electric Capital Corporation ("GE Capital"), a New York corporation that is a diversified financial services company whose subsidiaries consist of specialty insurance, equipment management, and commercial and consumer financing businesses. General Electric Capital Corporation is owned by General Electric Capital Services, Inc. which in turn is owned by General Electric Company. GE Capital's ultimate parent, General Electric Company, founded more than one hundred years ago by Thomas Edison, is the world's largest manufacturer of jet engines, engineering plastics, medical diagnostic equipment, and large electric power generation equipment.

We are licensed in New York and Delaware and specialize in writing individual fixed-rate deferred annuities, fixed payout immediate annuities, and variable deferred annuities.

We are subject to regulation by the Superintendent of Insurance of the State of New York. We submit annual statements on our operation and finances to the New York Insurance Department.

We are a member of the Insurance Marketplace Standards Association ("IMSA"). We may use the IMSA membership logo and language in our advertisements, as outlined in IMSA's Marketing and Graphics Guidelines. Companies that belong to IMSA subscribe to a set of ethical standards covering various aspects of sales and service for individually sold life insurance and annuities.

Separate Account III


CHANGES TO SEPARATE ACCOUNT III

We established GE Capital Life Separate Account III as a separate investment account on March 20, 2000. Separate Account III currently has forty Investment Subdivisions available under the Policy. Each Investment Subdivision invests exclusively in shares representing an interest in a separate corresponding portfolio of one of the ten Funds described below.

The assets of Separate Account III belong to us. Nonetheless, we do not charge the assets in Separate Account III attributable to the Policies with liabilities arising out of any other business, which we may conduct. The assets of Separate Account III shall, however, be available to cover the liabilities of our General Account to the extent that the assets of the Separate Account exceed its liabilities arising under the Policies supported by it. Income, gains and losses, whether or not realized from the assets of Separate Account III shall be credited to or charged against Separate Account III without regard to the income, gains, or losses arising out of any other business we may conduct.

We registered Separate Account III with the SEC as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Separate Account III meets the definition of a separate account under the federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of Separate Account III by the SEC. You assume the full investment risk for all amounts you allocate to Separate Account III.

Separate Account III may include other Investment Subdivisions that are not available under the Policy. We may substitute another investment subdivision or insurance company separate account under the Policy if, in our judgment, investment in an Investment Subdivision should no longer be possible or becomes inappropriate to the purposes of the Policies, or if investment in another investment subdivision or insurance company separate account is in the best interest of Owners. The new Investment Subdivisions may be limited to certain classes of Policies, and the new portfolios may have higher fees and charges than the portfolios they replaced. No substitution may take place without prior notice to Owners and prior approval of the SEC and insurance regulatory authorities, to the extent required by the 1940 Act and applicable law.

We may also, where permitted by law:
 . create new separate accounts;
 . transfer assets of Separate Account III, which we determine to be associated with the class of Policies to which this Policy belongs, to another separate account;
 . add new Investment Subdivisions to or remove Investment Subdivisions from
  Separate Account III, or combine Investment Subdivisions;
 . remove existing Funds;
 . substitute new Funds for any existing Fund which we determine is no longer appropriate in light of the purposes of the Separate Account;
 . deregister Separate Account III under the 1940 Act; and
 . operate Separate Account III under the direction of a committee or in another form.

Changes in Investment Policy and Exchange Rights. If you object to a material change in the investment policy of Separate Account III or any Investment Subdivision, you have the right to exchange this Policy for a fixed benefit policy. No evidence of insurability will be required. We will notify you of the options available and the procedures to follow if you decide to make an exchange. You must make an exchange within 60 days after the change in investment policy becomes effective or 60 days after the receipt of the notice of the options available, whichever is later. There will always be one policy available for exchange.

The Portfolios

You decide the Investment Subdivisions to which you direct Net Premiums. You may change your premium allocation without penalty or charges. There is a separate Investment Subdivision, which corresponds to each portfolio of a Fund offered in this Policy.

Each Fund is registered with the Securities and Exchange Commission as an open-end management investment company under the 1940 Act. The assets of each portfolio are separate from other portfolios of a Fund and each portfolio has separate investment objectives and policies. As a result, each portfolio operates as a separate portfolio and the investment performance of one portfolio has no effect on the investment performance of any other portfolio.

Before choosing an Investment Subdivision to allocate your Net Premiums and Account Value, carefully read the prospectus for each Fund, along with this Prospectus. We summarize the investment objectives of each portfolio below. There is no assurance that any of the portfolios will meet these objectives.

The investment objectives and policies of certain portfolios are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the portfolios, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the portfolios will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager, or if the other portfolio has a similar name.

INVESTMENT SUBDIVISION

We offer you a choice from among 40 Investment Subdivisions, each of which invests in an underlying portfolio of one of the Funds. You may invest in up to seven Investment Subdivisions at any one time.

THE ALGER AMERICAN FUND
                                                            Adviser (and Sub-
                                                               Adviser, as
Investment Subdivision          Investment Objective           applicable)
-----------------------------------------------------------------------------
Alger American Growth      Seeks long-term capital         Fred Alger
 Portfolio                 appreciation by focusing on     Management, Inc.
                           growing companies that
                           generally have broad product
                           lines, markets, financial
                           resources and depth of
                           management. Under normal
                           circumstances, the portfolio
                           invests primarily in the
                           equity securities of large
                           companies. The portfolio
                           considers a large company to
                           have a market capitalization
                           of $1 billion or greater.
-----------------------------------------------------------------------------

                                                           Adviser (and Sub-
                                                              Adviser, as
Investment Subdivision          Investment Objective          applicable)
-----------------------------------------------------------------------------
Alger American Small       Seeks long-term capital        Fred Alger
 Capitalization Portfolio  appreciation by focusing on    Management,
                           small, fast-growing companies  Inc.
                           that offer innovative
                           products, services or
                           technologies to a rapidly
                           expanding marketplace. Under
                           normal circumstances, the
                           portfolio invests primarily in
                           the equity securities of small
                           capitalization companies. A
                           small capitalization company
                           is one that has a market
                           capitalization within the
                           range of the Russell 2000
                           Growth Index or the S&P(R)
                           Small Cap 600 Index.
-----------------------------------------------------------------------------
FEDERATED INSURANCE SERIES
Federated American         Seeks long-term growth of      Federated
 Leaders                   capital with a secondary       Investment
 Fund II                   objective of providing income. Management Company
                           Seeks to achieve its objective
                           by investing, under normal
                           circumstances, at least 65% of
                           its total assets in common
                           stock of "blue chip"
                           companies.
-----------------------------------------------------------------------------
Federated High Income      Seeks high current income by   Federated
 Bond                      investing primarily in a       Investment
 Fund II                   diversified portfolio of       Management Company
                           professionally managed fixed-
                           income securities. The fixed
                           income securities in which the
                           Fund intends to invest are
                           lower-rated corporate debt
                           obligations, commonly referred
                           to as "junk bonds". The risks
                           of these securities and their
                           high yield potential are
                           described in the prospectus
                           for the Federated Insurance
                           Series, which should be read
                           carefully before investing.
-----------------------------------------------------------------------------
Federated Utility Fund II  Seeks high current income and  Federated moderate capital appreciation  Investment
                           by investing primarily in      Management Company
                           equity and debt securities of
                           utility companies.
-----------------------------------------------------------------------------

FIDELITY VARIABLE INSURANCE PRODUCTS FUND (VIP)
VIP Equity-Income          Seeks reasonable income and    Fidelity Management
 Portfolio                 will consider the potential    & Research Company;
                           for capital appreciation. The  (beginning January
                           fund also seeks a yield, which 1, 2001, FMR Co.,
                           exceeds the composite yield on Inc. will
                           the securities comprising the  subadvise.)
                           S&P 500 by investing primarily
                           in income-producing equity
                           securities and by investing in
                           domestic and foreign issuers.
-----------------------------------------------------------------------------
VIP Growth Portfolio       Seeks capital appreciation by  Fidelity Management
                           investing primarily in common  & Research Company;
                           stocks of companies believed   (beginning January
                           to have above-average growth   1, 2001, FMR Co.,
                           potential                      Inc. will
                                                          subadvise.)

                                                             Adviser (and Sub-
                                                                Adviser, as
Investment Subdivision          Investment Objective            applicable)
-------------------------------------------------------------------------------
VIP Overseas Portfolio     Seeks long-term growth of        Fidelity Management
                           capital by Investing at least    & Research Company
                           65% of total assets in foreign   (subadvised by
                           securities, primarily in         Fidelity Management
                           common stocks.                   & Research (U.K.)
                                                            Inc., Fidelity
                                                            Management &
                                                            Research (Far
                                                            East), Inc.,
                                                            Fidelity
                                                            International
                                                            Investment
                                                            Advisors, Fidelity
                                                            International
                                                            Investment Advisors
                                                            (U.K.) Limited and
                                                            Fidelity
                                                            Investments Japan
                                                            Limited; beginning
                                                            January 1, 2001,
                                                            FMR Co., Inc. will
                                                            subadvise.)
-------------------------------------------------------------------------------
FIDELITY VARIABLE INSURANCE PRODUCTS FUND II (VIP II)
VIP II Asset Manager       Seeks high total return with     Fidelity Management
 Portfolio                 reduced risk over the long-      & Research Company
                           term by allocating assets        (subadvised by
                           among stocks, bonds and short-   Fidelity Management
                           term instruments.                & Research (U.K.)
                                                            Inc., Fidelity
                                                            Management &
                                                            Research (Far East)
                                                            Inc., Fidelity
                                                            Investments, Japan
                                                            Limited and
                                                            Fidelity Investment
                                                            Money Management,
                                                            Inc.; beginning
                                                            January 1, 2001,
                                                            FMR Co., Inc. will
                                                            subadvise.)
-------------------------------------------------------------------------------
VIP II Contrafund          Seeks long-term capital          Fidelity Management
 Portfolio                 appreciation by investing        & Research Company
                           mainly in common stocks and in   (subadvised by
                           securities of companies whose    Fidelity Management
                           value is believed to have not    & Research (U.K.)
                           been fully recognized by the     Inc., Fidelity
                           public. This fund invests in     Management &
                           domestic and foreign issuers.    Research (Far East)
                           This fund also invests in        Inc. and Fidelity
                           "growth" stocks or "value"       Investments Japan
                           stocks or both.                  Limited; beginning
                                                            January 1, 2001,
                                                            FMR Co., Inc. will
                                                            subadvise.)
-------------------------------------------------------------------------------
FIDELITY VARIABLE INSURANCE PRODUCTS FUND III (VIP III)
VIP III Growth & Income    Seeks high total return          Fidelity Management
 Portfolio                 through a combination of         & Research Company
                           current income and capital       (subadvised by
                           appreciation by investing a      Fidelity Management
                           majority of assets in common     & Research (U.K.)
                           stocks with a focus on those     Inc., Fidelity
                           that pay current dividends and   Management &
                           show potential for capital       Research (Far East)
                           appreciation.                    Inc. and Fidelity
                                                            Investments Japan
                                                            Limited; beginning
                                                            January 1, 2001,
                                                            FMR Co., Inc. will
                                                            subadvise.)
-------------------------------------------------------------------------------

                                                             Adviser (and Sub-
                                                                Adviser, as
Investment Subdivision          Investment Objective            applicable)
-------------------------------------------------------------------------------
VIP III Growth             Seeks to provide capital         Fidelity Management
Opportunities Portfolio    growth by investing primarily    & Research Company
                           in common stock and other        (subadvised by
                           types of securities, including   Fidelity Management
                           bonds, which may be lower-       & Research (U.K.)
                           quality debt securities.         Inc., Fidelity
                                                            Management &
                                                            Research (Far East)
                                                            Inc. and Fidelity
                                                            Investments Japan
                                                            Limited; beginning
                                                            January 1, 2001,
                                                            FMR Co., Inc. will
                                                            subadvise)

GE INVESTMENTS FUNDS, INC.

-----------------------------------------------------------------------------
Income Fund                Objective of providing maximum GE Asset Management
                           income consistent with prudent Incorporated
                           investment management and
                           preservation of capital by
                           investing primarily in income-
                           bearing debt securities and
                           other income bearing
                           instruments.
-----------------------------------------------------------------------------
International Equity Fund  Objective of providing long-   GE Asset Management
                           term growth of capital by      Incorporated
                           investing primarily in foreign
                           equity and equity-related
                           securities which the Adviser
                           believes have long-term
                           potential for capital growth.
-----------------------------------------------------------------------------
Mid-Cap Value Equity Fund  Objective of providing long    GE Asset Management
(formerly known as         term growth of capital by      Incorporated
Value Equity Fund)         investing primarily in common  (Subadvised by NWQ
                           stock and other equity         Investment
                           securities of companies that   Management Company)
                           the investment adviser
                           believes are undervalued by
                           the marketplace at the time of
                           purchase and that offer the
                           potential for above-average
                           growth of capital. Although
                           the current portfolio reflects
                           investments primarily within
                           the mid cap range, the Fund is
                           not restricted to investments
                           within any particular
                           capitalization and may in the
                           future invest a majority of
                           its assets in another
                           capitalization range.
-----------------------------------------------------------------------------
Money Market Fund          Objective of providing highest GE Asset Management
                           level of current income as is  Incorporated
                           consistent with high liquidity
                           and safety of principal by
                           investing in various types of
                           good quality money market
                           securities.
-----------------------------------------------------------------------------
Premier Growth Equity      Objective of providing long-   GE Asset Management
 Fund                      term growth of capital as well Incorporated
                           as future (rather than
                           current) income by investing
                           primarily in growth-oriented
                           equity securities.
-----------------------------------------------------------------------------

                                                             Adviser (and Sub-
                                                                Adviser, as
Investment Subdivision          Investment Objective            applicable)
-------------------------------------------------------------------------------
Real Estate Securities     Objective of providing maximum   GE Asset Management
 Fund                      total return through current     Incorporated
                           income and capital               (Subadvised by
                           appreciation by investing        Seneca Capital
                           primarily in securities of       Management, L.L.C.)
                           U.S. issuers that are
                           principally engaged in or
                           related to the real estate
                           industry including those that
                           own significant real estate
                           assets. The portfolio will not
                           invest directly in real
                           estate.
-------------------------------------------------------------------------------
S&P 500 Index Fund/1/      Objective of providing capital   GE Asset Management
                           appreciation and accumulation    Incorporated
                           of income that corresponds to    (Subadvised by
                           the investment return of the     State Street Global
                           Standard & Poor's 500            Advisors)
                           Composite Stock Price Index
                           through investment in common
                           stocks comprising the Index.
-------------------------------------------------------------------------------
Total Return Fund          Objective of providing the       GE Asset Management
                           highest total return, composed   Incorporated
                           of current income and capital
                           appreciation, as is consistent
                           with prudent investment risk
                           by investing in common stock,
                           bonds and money market
                           instruments, the proportion of
                           each being continuously
                           determined by the investment
                           adviser.
-------------------------------------------------------------------------------
U.S. Equity Fund           Objective of providing long-     GE Asset Management
                           term growth of capital through   Incorporated
                           investments primarily in
                           equity securities of U.S.
                           companies.
-------------------------------------------------------------------------------
GOLDMAN SACHS VARIABLE INSURANCE TRUST (VIT)
Goldman Sachs Growth and   Seeks long-term growth of        Goldman Sachs Asset
 Income Fund               capital and growth of income,    Management
                           primarily through equity
                           securities that are considered
                           to have favorable prospects
                           for capital appreciation
                           and/or dividend-paying
                           ability.
-------------------------------------------------------------------------------
Goldman Sachs Mid Cap      Seeks long-term capital          Goldman Sachs Asset
 Value Fund (formerly      appreciation, primarily          Management
 known as Mid Cap Equity   through equity securities of
 Fund)                     mid- cap companies with public
                           stock market capitalizations
                           within the range of the market
                           capitalization of companies
                           constituting the Russell
                           Midcap Index at the time of
                           investment (currently between
                           $400 million and $16 billion).
-------------------------------------------------------------------------------
JANUS ASPEN SERIES
Aggressive Growth          Non-diversified portfolio        Janus Capital
 Portfolio                 pursuing long- term growth of    Corporation
                           capital. Pursues this
                           objective by normally
                           investing at least 50% of its
                           assets in equity securities
                           issued by medium-sized
                           companies.
-------------------------------------------------------------------------------

/1/"Standard & Poor's," "S&P," and "S&P 500" are trademarks of The McGraw-Hill
  Companies, Inc. and have been licensed for use by GE Asset Management Incorporated. The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation or warranty, express or implied, regarding the advisability of investing in this Fund or the Policy.

                                                           Adviser (and Sub-
                                                              Adviser, as
Investment Subdivision          Investment Objective          applicable)
----------------------------------------------------------------------------
Balanced Portfolio         Seeks long term growth of      Janus Capital
                           capital. Pursues this          Corporation
                           objective consistent with the
                           preservation of capital and
                           balanced by current income.
                           Normally invests 40-60% of its
                           assets in securities selected
                           primarily for their growth
                           potential and
                           40-60% of its assets in
                           securities selected primarily
                           for their income potential.
----------------------------------------------------------------------------
Capital Appreciation       Non-diversified portfolio      Janus Capital
 Portfolio                 pursuing long-term growth of   Corporation
                           capital. Pursues this
                           objective by investing
                           primarily in common stocks of
                           companies of any size.
----------------------------------------------------------------------------
Flexible Income Portfolio  Seeks maximum total return     Janus Capital
                           consistent with preservation   Corporation
                           of capital. Total return is
                           expected to result from a
                           combination of income and
                           capital appreciation. The
                           portfolio pursues its
                           objective primarily by
                           investing in any type of
                           income-producing securities.
                           This portfolio may have
                           substantial holdings of lower-
                           rated debt securities or
                           "junk" bonds. The risks of
                           investing in junk bonds are
                           described in the prospectus
                           for Janus Aspen Series, which
                           should be read carefully
                           before investing.
----------------------------------------------------------------------------
Global Life Sciences       Seeks long-term growth of      Janus Capital
 Portfolio                 capital. The portfolio pursues Corporation
                           this objective by investing
                           primarily in equity securities
                           of U.S. and foreign companies
                           that the portfolio manager
                           believes have a life science
                           orientation. The portfolio
                           normally invests at least 25%
                           of its total assets, in the
                           aggregate, in the following
                           industry groups: health care;
                           pharmaceuticals; agriculture;
                           cosmetics/personal care; and
                           biotechnology.
----------------------------------------------------------------------------
Global Technology          Seeks long-term growth of      Janus Capital
 Portfolio                 capital. The portfolio pursues Corporation
                           this objective by investing
                           primarily in equity securities
                           of U.S. and foreign companies
                           that the portfolio manager
                           believes will benefit
                           significantly from advances or
                           improvements in technology.
----------------------------------------------------------------------------
Growth Portfolio           Seeks long-term capital growth Janus Capital
                           consistent with the            Corporation
                           preservation of capital and
                           pursues its objective by
                           investing in common stocks of
                           companies of any size.
                           Emphasizes larger, more
                           established issuers.
----------------------------------------------------------------------------

                                                             Adviser (and Sub-
                                                                Adviser, as
Investment Subdivision          Investment Objective            applicable)
------------------------------------------------------------------------------
International Growth       Seeks long-term growth of        Janus Capital
 Portfolio                 capital. Pursues this            Corporation
                           objective primarily through
                           investments in common stocks
                           of issuers located outside the
                           United States. The portfolio
                           normally invests at least 65%
                           of its total assets in
                           securities of issuers from at
                           least five different
                           countries, excluding the
                           United States.
------------------------------------------------------------------------------
Worldwide Growth           Seeks long-term capital growth   Janus Capital
 Portfolio                 in a manner consistent with      Corporation
                           the preservation of capital.
                           Pursues this objective by
                           investing in a diversified
                           portfolio of common stocks of
                           foreign and domestic issuers
                           of all sizes. Normally invests
                           in at least five different
                           countries including the United
                           States.
------------------------------------------------------------------------------
OPPENHEIMER VARIABLE ACCOUNT FUNDS
Oppenheimer Aggressive     Seeks to achieve capital         OppenheimerFunds,
 Growth Fund/VA            appreciation by investing        Inc.
                           mainly in common stocks of
                           companies in the United States
                           believed by the fund's
                           investment manager,
                           OppenheimerFunds Inc., to have
                           significant growth potential.
------------------------------------------------------------------------------
Oppenheimer Bond Fund/VA   Seeks high level of current      OppenheimerFunds,
                           income and capital, and growth   Inc.
                           when consistent with its
                           primary objective. Under
                           normal conditions this fund
                           will invest at least 65% of
                           its total assets in investment
                           grade debt securities.
------------------------------------------------------------------------------
Oppenheimer Capital        Seeks capital appreciation       OppenheimerFunds,
 Appreciation Fund/VA      from investments in securities   Inc.
                           of well-known and established
                           companies. Such securities
                           generally have a history of
                           earnings and dividends and are
                           issued by seasoned companies
                           (having an operating history
                           of at least five years,
                           including predecessors).
                           Current income is a secondary
                           consideration in the selection
                           of the Capital Appreciation
                           Fund's portfolio securities.
------------------------------------------------------------------------------
Oppenheimer High Income    Seeks high current income from   OppenheimerFunds,
 Fund/VA                   investments in high yield        Inc.
                           fixed income securities,
                           including unrated securities
                           or high-risk securities in
                           lower rating categories. These
                           securities may be considered
                           speculative. This Fund may
                           have substantial holdings of
                           lower-rated debt securities or
                           "junk" bonds. The risks of
                           investing in junk bonds are
                           described in the prospectus
                           for the Oppenheimer Variable
                           Account Funds, which should be
                           read carefully before
                           investing.
------------------------------------------------------------------------------

                                                           Adviser (and Sub-
                                                              Adviser, as
Investment Subdivision          Investment Objective          applicable)
----------------------------------------------------------------------------
Oppenheimer Multiple       Seeks total investment return  OppenheimerFunds,
 Strategies Fund/VA        (which includes current income Inc.
                           and capital appreciation in
                           the values of its shares) from
                           investments in common stocks
                           and other equity securities,
                           bonds and other debt
                           securities, and "money market"
                           securities.
----------------------------------------------------------------------------
SALOMON BROTHERS VARIABLE SERIES FUNDS INC
Salomon Investors Fund     Seeks long-term growth of      Salomon Brothers
                           capital with current income as Asset Management
                           a secondary objective,         Inc
                           primarily through investments
                           in common stocks of well-known
                           companies.
----------------------------------------------------------------------------
Salomon Strategic Bond     Seeks high level of current    Salomon Brothers
 Fund                      income with capital            Asset Management
                           appreciation as a secondary    Inc
                           objective, through a globally
                           diverse portfolio of fixed-
                           income investments, including
                           lower-rated fixed income
                           securities commonly known as
                           junk bonds.
----------------------------------------------------------------------------
Salomon Total Return Fund  Seeks to obtain above-average  Salomon Brothers income by primarily investing  Asset Management
                           in a broad variety of          Inc.
                           securities, including stocks,
                           fixed-income securities and
                           short-term obligations.
----------------------------------------------------------------------------


We will purchase shares of the portfolios at net asset value and direct them to the appropriate Investment Subdivisions of Separate Account III. We will redeem sufficient shares of the appropriate portfolios at net asset value to pay surrender/partial surrender proceeds or for other purposes described in the Policy. We automatically reinvest all dividends and capital gain distributions of the portfolios in shares of the distributing portfolios at their net asset value on the date of distribution. In other words, we do not pay portfolio dividends or portfolio distributions out to Owners as additional units, but instead reflect them in Unit Values.

Shares of the portfolios of the Funds are not sold directly to the general public. They are sold to us, and they may also be sold to other insurance companies that issue variable annuity and variable life insurance policies. In addition, they may be sold to retirement plans.

When a Fund sells shares in any of its portfolios both to variable annuity and to variable life insurance separate accounts, it engages in mixed funding. When a Fund sells shares in any of its portfolios to separate accounts of unaffiliated life insurance companies, it engages in shared funding.

Each Fund may engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interests of various shareholders participating in a Fund could conflict. A Fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. See the Prospectuses for the Funds.

We have entered into agreements with either the investment adviser or distributor of each of the Funds under which the adviser or distributor pays us a fee ordinarily based upon an annual average percentage of the average aggregate net amount we have invested on behalf of Separate Account III and other separate accounts. These percentages differ, and some investment advisers or distributors pay us a greater percentage than other advisors or distributors. These agreements reflect administrative services we provide. In addition, our affiliate, Capital Brokerage Corporation, the principal underwriter for the Policies will receive 12b-1 fees deducted from portfolio assets for providing distribution and shareholder support services to the portfolios. The amounts we receive under these agreements may be significant.

In the future, we may add portfolios and we may receive service share fees from these portfolios. These service share fees are deducted from portfolio assets, and are for the administrative services we provide to those portfolios. Because the Service Share fees and 12b-1 fees are paid out of a portfolio's assets on an ongoing basis, over time they will increase the cost of an investment in portfolio shares.

YOUR RIGHT TO VOTE PORTFOLIO SHARES
As required by law, we will vote the portfolio shares held in Separate Account III at meetings of the shareholders of the Funds. The voting will be done according to the instructions of Owners who have interests in any Investment Subdivisions, which invest in the portfolios of the Funds. If the 1940 Act or any regulation under it should be amended, and if as a result we determine that we are permitted to vote the portfolios' shares in our own right, we may elect to do so.

We will determine the number of votes which you have the right to cast by applying your percentage interest in an Investment Subdivision to the total number of votes attributable to the Investment Subdivision. In determining the number of votes, we will recognize fractional shares.

We will vote portfolio shares of a class held in an Investment Subdivision for which we received no timely instructions in proportion to the voting instructions which we received for all Policies participating in that Investment Subdivision. We will apply voting instructions to abstain on any item to be voted on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a Fund calls a shareholders meeting, each person having a voting interest in an Investment Subdivision will receive proxy material, reports and other materials relating to the portfolio. Since each portfolio may engage in shared funding, other persons or entities besides the Company may vote portfolio shares.

Charges and Deductions

This section describes the charges and deductions we make under the Policy to compensate us for the services and benefits we provide, costs and expenses we incur, and risks we assume. The services and benefits we provide include:

 . the partial surrender, surrender, Policy loan and death benefits under the Policy;

 . investment options, including Net Premium allocations, dollar-cost averaging and portfolio rebalancing programs;

 . administration of various elective options under the Policy; and

 . the distribution of various reports to Owners.

The costs and expenses we incur include:

 . those associated with underwriting applications, increases in Specified
  Amount, and riders;

 . various overhead and other expenses associated with providing the services and benefits provided by the Policy;

 . sales and marketing expenses; and

 . other costs of doing business, such as Federal, state and local premium and other taxes and fees.

The risks we assume include:

 . that the Insureds may live for a shorter period of time than estimated, resulting in the payment of greater death benefits than expected; and

 . that the costs of providing the services and benefits under the Policies will exceed the charges deducted.

We may profit from any charges deducted, such as the mortality and expense risk charge. We may use any such profits for any purpose, including payment of distribution expenses.

PREMIUM CHARGE
If the initial Specified Amount is $500,000 or more, we currently deduct a 3 1/2% charge (5% maximum) from each premium before placing the resulting Net Premium in the Investment Subdivisions. If the initial Specified Amount is at least $250,000 but less than $500,000, we currently deduct a 6 1/2% premium charge (8% maximum). We currently do not deduct the maximum premium charge but reserve the right to do so. We will not assess the premium charge against the policy loan portion of a premium received from the rollover of a life insurance policy.

MORTALITY AND EXPENSE RISK CHARGE
We currently deduct a daily charge from assets in the Investment Subdivisions attributable to the Policies at an effective annual rate of 0.70% of net assets. We will not increase this charge for the duration of your Policy. This charge is factored into the net investment factor.

The mortality risk we assume is the risk that the Insureds may live for a shorter period of time than estimated and, therefore, a greater amount of Death Benefit proceeds than expected will be payable. The expense risk we assume is that expenses incurred in issuing and administering the Policies will be greater than estimated and, therefore, will exceed the expense charge limits set by the Policy.

MONTHLY DEDUCTION
We make a monthly deduction on the Policy Date and each Monthly Anniversary Day from Account Value. The monthly deduction for each Policy consists of:

 . the cost of insurance charge (discussed below);

 . a policy charge of $5;

 . an initial expense charge deducted for the first 10 Policy Years based on the Insureds issue Ages according to the chart below:

                                                           Charge (per $1,000
            Issue Age                                     of Specified Amount)
              ----------------------------------------------------------------
            20 to 44                                              $.08
            45 to 59                                              $.13
            60 to 85                                              $.20

For joint Insureds, we will: (i) calculate the charge for each insured, (2) take an average of the two expense charges, and (3) deduct the average charge.

 . an additional expense charge deducted for 10 years following an increase in the Specified Amount based on the Insured's Issue Age according to the chart below:

                                                           Charge (per $1,000
            Issue Age                                     of Specified Amount)
              ----------------------------------------------------------------
            20 to 44                                              $.08
            45 to 59                                              $.13
            60 to 85                                              $.20

For joint Insureds, we will: (i) calculate the charge for each insured, (2) take an average of the two expense charges, and (3) deduct the average charge.

The additional expense charge will become effective on the Monthly Anniversary Date following the increase in Specified Amount.

 . and any charges for additional benefits added by riders to the Policy (see
  Supplemental Benefits).

We will allocate the monthly deduction for a Policy Month among the Investment Subdivisions of Separate Account III in the same proportion that your Policy's Account Value in each Subdivision bears to the total Account Value in all Investment Subdivisions at the beginning of the Policy Month.

COST OF INSURANCE
The cost of insurance is a significant charge under your Policy because it is the primary charge for the Death Benefit we provide you. We determine the cost of insurance in a manner that reflects the anticipated mortality of both Insureds and the fact that the Death Benefit is not payable until the death of the Last Insured. Because the cost of insurance depends on a number of factors (Age, gender, Policy duration, and rating class), the cost will vary from Policy to Policy and from Monthly Anniversary Day to Monthly Anniversary Day. The cost of insurance rates generally increase as the Insureds' Attained Age increases.

We calculate the cost of insurance on each Monthly Anniversary Day based on the net amount risk. We determine the net amount at risk by the following formula:

                Death Benefit
                --------        -    Account Value
                1.0032737

To determine the cost of insurance for a particular Policy Month, we divide the net amount at risk by 1000 and multiply that result by the applicable cost of insurance rate. If Option B is in effect, and the Specified Amount has increased, we first consider the Account Value part of the initial Specified Amount. If the Account Value is more than the initial Specified Amount, we will consider it part of the increased Specified Amounts resulting from increases in the order of the increases. Account Value, as used in this paragraph, means the Account Value at the beginning of the month before the Monthly Anniversary Day.

The cost of insurance rates for the Policy are based on each Insured's issue Age, gender, Policy duration, and applicable rating class. We currently place Insureds in the following rating classes when we issue the Policy, based on our underwriting: a male or female; and a nicotine use or no nicotine use rating class. In addition, some Insureds may qualify for a preferred rating. The original rating classes apply to the initial Specified Amount. If you apply for an increase in Specified Amount, you will have to submit evidence satisfactory to us that each Insured is insurable at the same rating class used at the time we issued the Policy. The death of the first Insured to die will not affect the cost of insurance scale for the second Insured.

We may change the cost of insurance rates from time to time at our sole discretion, but we guarantee that the rates we charge will never exceed the maximum rates shown in your Policy. These rates are based on the Commissioners' 1980 Standard Ordinary Mortality Tables. Modifications to cost of insurance rates are made for rating classes other than standard. The rates we currently charge are, at most ages, lower than the maximum permitted under the Policies and depend on our expectation of future experience with respect to mortality, interest, expenses, persistency, and taxes. A change in rates will apply to all persons of the same age, gender, and rating class and whose Policies have been in effect for the same length of time. We will review our rates no more frequently than once per year or less frequently than every five years.

SURRENDER CHARGE

If you fully surrender your Policy during the surrender charge period, we will deduct a surrender charge. We calculate the schedule of surrender charges that applies to a Policy by multiplying surrender charge factors times the Specified Amount, divided by $1,000. We determine the factors per $1,000 of Specified Amount and vary them by issue Age, gender, and rating class of each Insured and by the number of months since the Policy Date. The surrender charge remains level for the first Policy year and then decreases uniformly each Policy month to zero in the last month of Policy Year 11. We will deduct the surrender charge before we pay the Surrender Value. The surrender charge will not exceed $50 per $1,000 of Specified Amount.

The chart below illustrates the surrender charge factor for the first Policy Year per $1,000 of Specified Amount for Policies which are issued on a male no nicotine use and female no nicotine use standard rating class basis. These calculations assume both Insureds are the same issue Age.

                                                            Factor per $1,000
            Issue Age                                      of Specified Amount
              ----------------------------------------------------------------
              25/25                                                $12
              35/35                                                $14
              45/45                                                $18
              55/55                                                $24
              65/65                                                $35
              75/75                                                $41
              85/85                                                $34

If you increase the Specified Amount (other than as a result of a change from Death Benefit Option A to Death Benefit Option B), you will be subject to an additional surrender charge for another 11 Policy years following the increase. We will base the amount of the additional surrender charge on the initial scale of per $1,000 surrender charge factors calculated at the time of issue.

If you decrease the Specified Amount during the period that surrender charges apply (other than as a result of partial surrenders or a change from Death Benefit Option B to Death Benefit Option A), you will be assessed a portion of the surrender charges to which the Policy is subject. We will deduct the amount of the surrender charge from your Account Value, and will allocate the charge among each Investment Subdivision in the same proportion that the Policy's Account Value in each Investment Subdivision bears to the Account Value in all Investment Subdivisions. We will base the amount of surrender charge:

(1) first on any surrender charge in effect on the most recent increase and the amount of reduction to this increase caused by the decrease;

(2) then on any surrender charge in effect on the next most recent increases successively and the amount of any reduction to each of these increases caused by the decrease; and

(3) finally on the surrender charge in effect on coverage provided under the original application and any reduction to this amount caused by the decrease.

Whenever we deduct a portion of the surrender charges because you decreased the Specified Amount, we reduce the Policy's remaining surrender charges to reflect the assessments made.

The total surrender charge for any given Policy Month is the sum of:

 . the surrender charge that applies to the initial Specified Amount, adjusted for any decrease in Specified Amount; plus

 . the surrender charges that apply to any increases in Specified Amount, adjusted for any decrease in Specified Amount.

We disclose the surrender charges on the data pages to your Policy.

We do not assess a surrender charge for partial surrenders, but do assess a processing fee.

PARTIAL SURRENDER PROCESSING FEE
We deduct a partial surrender processing fee on partial surrenders you make. The fee equals the lesser of $25 or 2% of the amount surrendered.

TRANSFER CHARGE
We assess a $10 transfer charge for each transfer after the first transfer you make in any calendar month. This charge is at cost with no profit to us. We take this charge from the amount you transfer. For purposes of assessing this charge, we consider each transfer request one transfer, regardless of the number of Investment Subdivisions affected by the transfer. Multiple transfers within the same Valuation Period are also considered one transfer for this purpose.

OTHER CHARGES
If you request a projection of illustrative future life insurance under the Policy and Policy values, we reserve the right to charge a maximum fee of $25 for the cost of preparing the projection. There are deductions from and expenses paid out of the assets of each portfolio that are more fully described in each Fund's prospectus.

REDUCTION OF CHARGES FOR GROUP SALES
We may reduce charges and/or deductions for sales of the Policies to a trustee, employer or similar entity representing a group or to members of the group where such sales result in savings of sales or administrative expenses. We will base these discounts on the following:

1. The size of the group. Generally, the sales expenses for each individual owner for a larger group are less than for a smaller group because more Policies can be implemented with fewer sales contacts and less administrative cost.

2. The total amount of premium payments to be received from a group. Per Policy sales and other expenses are generally proportionately less on larger premium payments than on smaller ones.

3. The purpose for which the Policies are purchased. Certain types of plans are more likely to be stable than others. Such stability reduces the number of sales contacts and administrative and other services required, reduces sales administration and results in fewer Policy terminations. As a result, our sales and other expenses are reduced.

4. The nature of the group for which the Policies are purchased. Certain types of employee and professional groups are more likely to continue Policy participation for longer periods than are other groups with more mobile membership. If fewer Policies are terminated in a given group, our sales and other expenses are reduced.

5. Other circumstances. There may be other circumstances of which we are not presently aware, which could result in reduced sales expenses.

If, after we consider the factors listed above, we determine that a group purchase would result in reduced sales expenses, we may reduce the charges and/or deductions for each group. Reductions in these charges and/or deductions will not be unfairly discriminatory against any person, including the affected Owners and all other owners of policies funded by Separate Account III.

We may also reduce charges and/or deductions for sales of the Policies to registered representatives who sell the Policies to the extent we realize savings of sales and administrative expenses. Any such reduction in charges and/or deductions will be consistent with the standards we use in determining the reduction in charges and/or deductions for other group arrangements.

The Policy

APPLYING FOR A POLICY
To purchase a Policy, you and your registered representative must complete an application and submit it to us at our Variable Life Servicing Center. You also must pay an initial premium of a sufficient amount. See Premiums, below. You can submit your initial premium with your application or at a later date. (If you submit your initial premium with your application, please remember that we will place your premium in a non-interest bearing account for a certain amount of time. See Allocating Premiums.) Coverage generally becomes effective as of the Policy Date.

Generally, we will issue a Policy covering Insureds from Age 20 up to Age 85 if evidence of insurability satisfies our underwriting rules. Required evidence of insurability may include, among other things, medical examinations of the Insureds. We may reject an application for any lawful reason.

If you do not pay the full first premium with your application, the insurance will become effective on the effective date. This date is the date that you pay your premium and that we deliver your Policy. All persons proposed for insurance must be insurable on the Policy Date.

If you pay the full first premium with your application, we may give you a conditional receipt. This means that, subject to our underwriting requirements and subject to a maximum limitation, your insurance will become effective on the effective date we specified in the conditional receipt, provided the Insureds are found to be, on the effective date, insurable at standard premium rates for the plan and amount of insurance requested in the application. This effective date will be the latest of (i) the date of completion of the application, (ii) the date of completion of all medical exams and tests we require, and (iii) the policy date you requested when that date is later than the date you completed your application.

OWNER
You have rights in the Policy during the Insureds' lifetimes. If you die before the Insureds and there is no contingent Owner, ownership will pass to your estate.

We will treat Joint Owners as having equal undivided interests in the Policy. All Owners must together exercise any ownership rights in the Policy.

BENEFICIARY
You designate the primary Beneficiaries and contingent Beneficiaries when you apply for the Policy. You may name one or more primary Beneficiaries or contingent Beneficiaries. We will pay the proceeds in equal shares to the survivors in the appropriate Beneficiary class, unless you request otherwise.

Unless an optional payment plan is chosen, we will pay the Death Proceeds in a lump sum to the primary Beneficiary(ies). If the primary Beneficiary(ies) dies before the Insureds, we will pay the proceeds to the contingent
Beneficiary(ies). If there is no surviving Beneficiary(ies) we will pay the proceeds to you or your estate.

CHANGING THE OWNER OR BENEFICIARY
During either Insured's life, you may change the Owner. If you reserved the right, you also may change the Beneficiary during either Insured's life. An irrevocable Beneficiary may only be changed with the consent of that irrevocable Beneficiary. To change the Owner or Beneficiary, please write our Variable Life Servicing Center. The request and the change must be in a form satisfactory to us and we must actually receive the request. The change will take effect as of the date you signed the request.

CANCELING A POLICY
You may cancel a Policy during the "free-look period" by returning it to us at our Variable Life Servicing Center or to the agent who sold it. The free-look period expires 10 days after you receive the Policy. The free-look period is longer if required by state law. If you decide to cancel the Policy during the free-look period, we will treat the Policy as if it had never been issued. Within seven calendar days after we receive the returned Policy, we will refund you the greater of:

 . the total amount of monthly deductions made against Account Value and any charges deducted from premiums paid (excluding portfolio fees and charges) plus the Net Premiums allocated to Separate Account III adjusted by investment gains or losses; or

 . the total of all premiums paid.

Premiums

GENERAL
The premium amounts sufficient to fund a Policy depend on a number of factors, such as the Age, gender, and rating class of the proposed Insureds, the desired Specified Amount, any supplemental benefits, and investment performance of the Investment Subdivisions. We will usually credit your initial premium payment to the Policy on the later of the date we approve your application and the date we receive your payment. We will credit any subsequent premium payment to the Policy on the Valuation Day we receive it at our Variable Life Servicing Center. After you pay the initial premium, you may make unscheduled premium payments in any amount and at any time subject to certain restrictions.

The total premiums you pay may not exceed guideline premium limitations for life insurance set forth in the Code and shown in your Policy. We may reject any premium, or any portion of a premium, that would result in the Policy being disqualified as life insurance under the Code. We will refund any rejected premium along with any interest it accrued. For your convenience, we will monitor Policies and will attempt to notify you on a timely basis if your Policy is in jeopardy of becoming a Modified Endowment Contract ("MEC") under the Code. See Tax Considerations.

We reserve the right to limit the number and amount of any unscheduled premium payment.

TAX FREE EXCHANGES (1035 EXCHANGES)
We will accept as part of your initial premium money from one contract that qualified for a tax free exchange under Section 1035 of the Code. If you contemplate such an exchange, you should consult a competent tax advisor to learn the potential tax effects of such a transaction. Replacing your existing coverage with this Policy may not be to your advantage. We will accept 1035 exchanges even if there is an outstanding loan on the other policy, so long as the outstanding loan is no more than 40% of the rollover premium. We may allow a higher percentage.

PERIODIC PREMIUM PLAN
When you apply for a Policy, you may select a periodic premium payment plan. Under this plan, you may choose to receive a premium notice either annually, semi-annually, or quarterly. You can also arrange for annual, semi-annual, quarterly or monthly premium payments paid via automatic deduction from your bank account or any other similar account we accept. You are not required to pay premiums in accordance with this premium plan; you can pay more or less than planned or skip a planned premium payment entirely. You can change the amount of planned premiums and payment arrangements, or switch between frequencies, whenever you want by providing satisfactory instructions to our Variable Life Servicing Center. This change will be effective upon our receipt of the instructions. Depending on the Account Value at the time of an increase in the Specified Amount and the amount of the increase requested, a change in your periodic premium payments may be advisable. See Changing the Specified Amount.

MINIMUM PREMIUM PAYMENT
Generally the minimum premium payment we will accept is $25 (please keep in mind that you may have to pay a higher amount to keep the Policy in force). Even if you pay the minimum premium amount, your Policy may lapse. See Premium to Prevent Termination. For purposes of the minimum premium payment requirements, we deem any payment to be a planned periodic premium if we receive it within 30 days (before or after) of the scheduled date for a planned periodic premium payment and the percentage difference between the planned amount and the actual payment amount is not more than 10%. We will deem all other premium payments to be unscheduled premium payments. Unless you direct us otherwise, we apply unscheduled premium payments first to repay any Policy Debt.

ALLOCATING PREMIUMS
When you apply for a Policy, you specify the percentage of your Net Premium we allocate to each Investment Subdivision. You may only direct your Net Premiums and Account Value to seven Investment Subdivisions at any given time. You can change the allocation percentages at any time by writing or calling our Variable Life Servicing Center. The change will apply to all premiums we receive with or after we receive your instructions. Net Premium allocations must be in percentages totaling 100%, and each allocation percentage must be a whole number.

Until we approve your application, receive all necessary forms including any subsequent amendments to the application, and receive the entire initial premium, we will place any premiums you pay into a non-interest bearing account. After we issue your Policy, we will allocate your Net Premium directly to the Investment Subdivisions you chose.

How Your Account Value Varies

ACCOUNT VALUE
The Account Value is the entire amount we hold under your Policy for you. The Account Value serves as a starting point for calculating certain values under a Policy. It is the sum of the total amount under the Policy in each Investment Subdivision and the amount held in the General Account to secure Policy Debt. See Loan Benefits. We determine Account Value first on your Policy Date (or on the date we receive your initial premium, if later) and after that on each Valuation Day. Your Account Value will vary to reflect the performance of the Investment Subdivisions to which you have allocated amounts and also will vary to reflect Policy Debt, charges for the monthly deduction, mortality and expense risk charges, transfers, partial surrenders, Policy loan interest, and Policy loan repayments. Your Account Value may be more or less than the premiums you paid.

SURRENDER VALUE
The Surrender Value on a Valuation Day is the Account Value reduced by both any surrender charge that we would deduct if you surrendered the Policy that day and any Policy Debt.

INVESTMENT SUBDIVISION VALUES
On any Valuation Day, the value of an Investment Subdivision equals the number of Investment Subdivision units we credit to the Policy multiplied by the Unit Value for that day. When you make allocations to an Investment Subdivision, either by Net Premium allocation, transfer of Account Value, transfer of loan interest from the General Account, or repayment of a Policy loan, we credit your Policy with units in that Investment Subdivision. We determine the number of units by dividing the amount allocated, transferred or repaid to the Investment Subdivision by the Investment Subdivision's Unit Value for the Valuation Day when we effect the allocation, transfer or repayment.

The number of units we credit to a Policy will decrease whenever we take the allocated portion of the monthly deduction, you take a Policy loan or a partial surrender from the Investment Subdivision, you transfer an amount from the Investment Subdivision, you take a partial surrender from the Investment Subdivision, or you surrender the Policy.

UNIT VALUES
We arbitrarily set the Unit Value for each Investment Subdivision at $10 when we established the Investment Subdivision. After that, an Investment Subdivision's Unit Value varies to reflect the investment experience of the underlying portfolio, and may increase or decrease from one Valuation Day to the next. We determine Unit Value, after an Investment Subdivision's operations begin, by multiplying the net investment factor for that Valuation Period by the Unit Value for the immediately preceding period.

NET INVESTMENT FACTOR
The net investment factor for a Valuation Period is (a) divided by (b), minus
(c), where:

(a) is the result of:

  1. the value of the assets at the end of the preceding Valuation Period;
     plus

  2. the investment income and capital gains, realized or unrealized, credited to those assets at the end of the Valuation Period for which the net investment factor is being determined; minus

  3. the capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

  4. any amount charged against Separate Account III for taxes, or any amount we set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of Separate Account III; and

(b) is the value of the assets in the Investment Subdivision at the end of the preceding Valuation Period; and

(c) is a charge no greater than .0019246% for each day in the Valuation Period. This corresponds to .70% per year.

Transfers

GENERAL

You may transfer all or a portion of your Account Value between and among the Investment Subdivisions subject to certain conditions. Transfer requests may be made in writing or in any other form acceptable to us. A transfer will take effect as of the end of the Valuation Period during which we receive your request at our Variable Life Servicing Center.

We may defer transfers under the same conditions that we may delay paying proceeds. See Requesting Payments. Currently, there is no limit on the number of transfers among the Investment Subdivisions, but we reserve the right to limit the number of transfers to twelve each calendar year. We reserve the right to modify, restrict, suspend or eliminate the transfer privileges, including telephone transfer privileges, at any time, for any reason. There is a charge after the first transfer made in a calendar month. See Transfer Charge.

Sometimes, we may not honor your transfer request. We may not honor your transfer request:

(i) if any Investment Subdivision that would be affected by the transfer is unable to purchase or redeem shares of the Fund in which the Investment Subdivision invests;

(ii) if the transfer is a result of more than one trade involving the same Investment Subdivision within a 30 day period;

(iii) if the transfer would adversely affect unit values; or

(iv) if the transfer would adversely affect any portfolio affected by the transfer.

We also may not honor transfers made by third parties. (See Transfers by Third Parties.)

When thinking about a transfer of Account Value, you should consider the inherent risk involved. Frequent transfers based on short-term expectations may increase the risk that you will make a transfer at an inopportune time.

DOLLAR-COST AVERAGING

The dollar-cost averaging program permits you to systematically transfer on a monthly or quarterly basis a set dollar amount from the Investment Subdivision investing in the Money Market portfolio of the GE Investments Funds (the "Money Market Investment Subdivision") to any combination of other Investment Subdivisions (as long as the total number of Investment Subdivisions used does not exceed the maximum number allowed under the Policy). The dollar-cost averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high, but you should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. Dollar-cost averaging does not assure a profit or protect against a loss.

You may participate in the dollar-cost averaging program by completing a dollar-cost averaging agreement or calling our Variable Life Servicing Center. To use the dollar-cost averaging program, you must transfer at least $100 from the Money Market Investment Subdivision to any other Investment Subdivision. If any transfer would leave less than $100 in the Money Market Investment Subdivision, we will transfer the entire amount. Once elected, dollar-cost averaging remains in effect from the date we receive your request until the value of the Investment Subdivision from which transfers are being made is depleted, or until you cancel the program by written request or by telephone if we have your telephone authorization on file. If you elect the program at time of application, the dollar-cost averaging program will begin on the 5th day of the month immediately following the allocation of your Net Premium to the Investment Subdivisions (see "Allocating Premiums" for a description of when this occurs).

There is no additional charge for dollar-cost averaging, and we do not consider a transfer under this program a transfer for purposes of assessing a transfer charge, nor for calculating any limit on the maximum number of transfers we may impose for a calendar year. We reserve the right to discontinue or modify the dollar-cost averaging program at any time and for any reason.

PORTFOLIO REBALANCING

Once you allocate your money among the Investment Subdivisions, the performance of each Investment Subdivision may cause your allocation to shift. You may instruct us to automatically rebalance (on a quarterly, semi-annual or annual basis) your Account Value to return to the percentages specified in your allocation instructions. You may elect to participate in the portfolio rebalancing program at any time by completing the portfolio rebalancing agreement. Your percentage allocations must be in whole percentages. Subsequent changes to your percentage allocations may be made at any time by writing or calling our Variable Life Servicing Center. Once elected, portfolio rebalancing remains in effect from the date we receive your request until you instruct us to discontinue portfolio rebalancing. There is no additional charge for using portfolio rebalancing, and we do not consider a portfolio rebalancing transfer a transfer for purposes of assessing a transfer charge, nor for calculating any limit on the maximum number of transfers we may impose for a calendar year. We reserve the right to discontinue or modify the portfolio rebalancing program at any time and for any reason. Portfolio rebalancing does not guarantee a profit or protect against a loss.

TRANSFERS BY THIRD PARTIES

As a general rule and as a convenience to you, we allow you to give a third party the right to effect transfers on your behalf. However, when the same third party makes transfers for many Owners, the result can be simultaneous transfers involving large amounts of Account Value. Such transfers can disrupt the orderly management of the portfolios underlying the Policy, can result in higher costs to Owners, and are generally not compatible with the long-range goals of Owners. We believe that such simultaneous transfers effected by such third parties are not in the best interests of all shareholders of the portfolios underlying the Policies, and the managements of those portfolios share this position.

Therefore, to the extent necessary to reduce the adverse effects of simultaneous transfers made by third parties who make transfers on behalf of multiple Owners, we may not honor such transfers. Also, we will institute procedures to assure that the transfer requests that we receive have, in fact, been made by the Owners in whose names they are submitted. These procedures will not, however, prevent Owners from making their own transfer requests.

Death Benefits

As long as the Policy remains in force, we will process a claim for Death Proceeds upon receipt at our Variable Life Servicing Center of: (i) the Policy;
(ii) satisfactory proof that both Insureds died while the Policy was in effect; and (iii) proof of interest of the claimant. See Requesting Payments. We will pay the Death Proceeds to the Beneficiary. No Death Proceeds are available at the death of the first Insured to die.

AMOUNT OF DEATH PROCEEDS

The amount of Death Proceeds will depend on:

 . the Death Benefit determined under the Death Benefit Option in effect on the date of death of the Last Insured;

 . the use of the Account Value;

 . any partial surrenders;

 . any Policy Debt;

 . any additional insurance provided by rider;

 . any increase or decrease in existing coverage;

 . either Insured's suicide during the first two Policy Years or during the first two Policy Years following an increase in existing coverage; and

 . a misstatement of either Insured's Age or gender.

DEATH BENEFIT OPTIONS

There are two Death Benefit Options available under the Policy. Under Option A, the Death Benefit equals the greater of:

 . the Specified Amount plus the Account Value; or

 . the applicable corridor percentage of the Account Value as determined using the table of percentages shown below.

Under Option B, the Death Benefit equals the greater of:

 . the Specified Amount; or

 . the applicable corridor percentage of the Account Value as determined using the table percentages shown below.

Under both options, we determine the Specified Amount and Account Value on the date of death of the Last Insured. The corridor percentage is 250% until the younger Insured attains Age 40 and declines after that as the younger Insured's Attained Age increases. If the younger Insured was the first to die, the corridor percentage will depend on the Attained Age that he or she would have been if still living. If the table of percentages currently in effect becomes inconsistent with any federal income tax laws and/or regulations, we reserve the right to change the table.

                     Table of Percentages of Account Value

  Younger                  Younger                 Younger
 Insured's     Corridor   Insured's    Corridor   Insured's    Corridor
Attained Age  Percentage Attained Age Percentage Attained Age Percentage
------------------------------------------------------------------------
    0-40         250%         54         157%         68         117%
     41          243%         55         150%         69         116%
     42          236%         56         146%         70         115%
     43          229%         57         142%         71         113%
     44          222%         58         138%         72         111%
     45          215%         59         134%         73         109%
     46          209%         60         130%         74         107%
     47          203%         61         128%       75-90        105%
     48          197%         62         126%         91         104%
     49          191%         63         124%         92         103%
     50          185%         64         122%         93         102%
     51          178%         65         120%         94+        101%
     52          171%         66         119%
     53          164%         67         118%

Under Option A, the Death Benefit will vary directly with the investment performance of the Account Value. Under Option B, the Death Benefit ordinarily will not change until the applicable percentage amount of the Account Value exceeds the Specified Amount or you change the Specified Amount.

CHANGING THE DEATH BENEFIT OPTION

You select the Death Benefit Option when you apply for the Policy. However, you may change the Option on your Policy at any time by writing to our Variable Life Servicing Center. The effective date of the change will be the Monthly Anniversary Day after we receive the request for the change. We will send you revised Policy data pages reflecting the new Option and the effective date of the change. If you request a change from Option A to Option B, we will increase the Specified Amount by the Account Value on the effective date of the increase. If you request a change from Option B to Option A, we will decrease the Specified Amount after the change by the Account Value on the effective date of the change. A change in the Death Benefit Option will affect the cost of insurance charges.

CHANGING THE SPECIFIED AMOUNT

After a Policy has been in effect for one year, you may increase or decrease the Specified Amount. However, we permit changes in the Specific Amount that are a result of a Death Benefit Option Change from any time. To make a change, you must send a written request and the Policy to our Variable Life Servicing Center. Any change in the Specified Amount may affect the cost of insurance rate and the net amount at risk, both of which may change your cost of insurance. See Monthly Deduction and Cost of Insurance. Depending on the Account Value at the time of an increase in the Specified Amount and the amount of the increase requested, it may be advisable to change your periodic payments upon an increase in the Specified Amount.

Any change in the Specified Amount will affect the maximum premium limitation. If a decrease in the Specified Amount causes the premiums to exceed new lower limitations required by federal tax law, we will withdraw the excess from Account Value and refund it to you so that the Policy will continue to meet these requirements. We will withdraw the Account Value that we refund from each Investment Subdivision in the same proportion that the Account Value in that Investment Subdivision bears to the total Account Value in all Investment Subdivisions under the Policy at the time of the withdrawal (i.e., on a pro-rata basis).

Any decrease in the Specified Amount will become effective on the Monthly Anniversary Day after the date we receive the request. The decrease will first apply to coverage provided by the most recent increase, then to the next most recent increases successively, then to the coverage under the original application. During the Continuation Period, we will not allow a decrease unless the Account Value less any Policy Debt is greater than the surrender charge. The Specified Amount following a decrease can never be less than the minimum Specified Amount for the Policy when we issued it. A decrease may cause us to assess a surrender charge.

While both Insureds are living, you may apply for an increase in Specified Amount by completing a supplemental application. You will have to submit evidence satisfactory to us that each Insured is insurable at the same or better rating class used when the Policy was issued. An increase in Specified Amount (other than as a result of a change from Death Benefit Option A to Death Benefit Option B) will subject you to additional surrender charges. See Surrender Charge. Any approved increase will become effective on the date shown in the supplemental Policy data page. Please note that an increase will not become effective if the Policy's Surrender Value is too low to cover the monthly deduction for the Policy Month following the increase.

If there is an increase in the Specified Amount, you will incur a monthly expense charge of up to $.20 per $1,000 of increase depending on your age at issue. We currently vary this charge based on the issue Age of each Insured, and we currently deduct this charge only during the first ten Policy Years following the increase. This charge will be included in the monthly deduction. See Monthly Deduction and Surrender Charge.

An increase in the Specified Amount will increase the Continuation Amounts.

A change in your Specified Amount may have federal tax consequences. See Tax Considerations.

Surrenders and Partial Surrenders

SURRENDERS

You may cancel and surrender your Policy at any time before the death of the Last Insured and before the Maturity Date. The Policy will terminate on the Valuation Day we receive your request at our Variable Life Servicing Center, and you will not be able to reinstate it.

We will pay you the Surrender Value in a lump sum unless you make other arrangements. You will incur a surrender charge if you surrender your Policy during the first 11 Policy Years, or during 11 Policy Years after an increase Specified Amount (except an increase in Specified Amount due to a change in the Death Benefit) but in any event, not beyond the younger Insured's attained age 99 if earlier. A surrender may have adverse tax consequences. See Tax Considerations.

PARTIAL SURRENDERS

You may make partial surrenders under your Policy at any time before the death of the Last Insured and before the Maturity Date if you elected Option A. If you elected Option B, you only may make partial surrenders after the first Policy Year and before the earlier of (i) the death of the Last Insured and
(ii) the Maturity Date. The minimum partial surrender amount is $500. The maximum partial surrender amount is the lesser of:

 . the Surrender Value less $500; and

 . the available loan amount (which is equal to 90% of the difference between Account Value and any surrender charges, minus any Policy Debt).

We will assess a processing fee for each partial surrender. See Partial Surrender Processing Fee. The amount of the partial surrender will equal the amount you requested to surrender plus the processing fee.

When you request a partial surrender, you can direct how we deduct the surrender from your Account Value. If you provide no directions, we will deduct the partial surrender proportionately from the Investment Subdivisions in which you are invested.

EFFECT OF PARTIAL SURRENDERS ON ACCOUNT VALUE AND DEATH PROCEEDS

A partial surrender will reduce both the Account Value and the Death Proceeds by the amount of the partial surrender. Under Death Benefit Option B, the Specified Amount will also decrease by the amount of the partial surrender.

LOANS

GENERAL

You may borrow up to the following amount:

 . 90% of the difference between your Account Value at the end of the Valuation
  Period during which we received your loan request and any surrender charges on the date of the loan;

 . less any outstanding Policy Debt.

You may request Policy loans by writing our Variable Life Servicing Center.

When we make a loan, we transfer an amount equal to the loan proceeds from your Account Value in Separate Account III to our General Account and hold it as "collateral" for the loan. If you do not direct an allocation for this transfer, we will make it on a pro-rata basis from each Investment Subdivision in which you have invested. We will credit interest at an annual rate of at least 4% to the collateral.

You may repay a loan in part or in full at any time during either Insured's life while your Policy is in effect. When you repay a loan, we transfer an amount equal to the repayment from our General Account to Separate Account III and allocate it as you directed when you repaid the loan. If you provide no directions, we will allocate the amount according to your standing instructions for Net Premium allocations.

PREFERRED POLICY DEBT

We will designate a portion of Policy loans taken or existing on or after the Preferred Loan Availability Date (as shown on the Policy data pages) as Preferred Policy Debt. In Policy Years 11 and later, Preferred Policy Debt will be at least as large as:

 . the Account Value less any surrender charge that applies;

 . minus the total premiums paid.

We redetermine the amount of Preferred Policy Debt each Policy Month. We reserve the right to change this practice in our sole discretion.

We currently credit interest at an annual rate of 4% to that portion of Account Value transferred to the General Account which equals Preferred Policy Debt.

INTEREST RATE CHARGED

We will charge interest daily on any outstanding non-preferred Policy loan at an effective annual rate of 6%, and for an outstanding preferred Policy loan, we charge interest daily at an effective annual rate of 4%. Interest is due and payable at the end of each Policy Year while a Policy loan is outstanding. If, on any Policy Anniversary, you have not paid interest accrued since the last Policy Anniversary, we add the amount of the interest to the loan and this becomes part of your outstanding Policy Debt. We transfer the interest due from each Investment Subdivision on a pro-rata basis.

REPAYMENT OF POLICY DEBT

You may repay all or part of your Policy Debt at any time while either Insured is living and the Policy is in force. We will treat any payments by you other than planned periodic premiums first as the repayment of any outstanding Policy Debt. We will treat the portion of the payment in excess of any outstanding Policy Debt as an unscheduled premium payment. We will first apply any repayment to reduce the portion of Policy Debt that is not Preferred Policy Debt.

You must send loan repayments to our Variable Life Servicing Center. We will credit the repayments as of the date we receive them. We do not treat a Policy loan repayment as a premium payment, and a loan repayment is not subject to the premium charge.

EFFECT OF POLICY LOANS

A Policy loan affects the Policy, because we reduce the Death Proceeds and Surrender Value under the Policy by the amount of any outstanding loan plus interest you owe on the loan. Repaying the loan causes the Death Proceeds and Surrender Value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount equal to the loan as collateral. This amount is not affected by Separate Account III's investment performance. Amounts transferred from Separate Account III as collateral will affect the Account Value because we credit such amounts with an interest rate we declare rather than a rate of return reflecting the investment performance of Separate Account III.

There are risks involved in taking a Policy loan, a few of which include the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved. A Policy loan may also have possible adverse tax consequences that could occur if a Policy lapses with loans outstanding. See Tax Considerations.

We will notify you if the sum of your loans plus any interest you owe on the loans is more than the Account Value less applicable surrender charges, or if during the Continuation Period, the sum of your loans plus any interest you owe on the loans is more than the Account Value less any applicable surrender charges, and the Net Total Premium is less than the Continuation Amount. If you do not submit a sufficient payment within 61 days from the date of the notice, your Policy may terminate.

Termination

PREMIUM TO PREVENT TERMINATION

Generally, if on a Monthly Anniversary Day, the Surrender Value of your Policy is too low to cover the monthly deduction, a Policy will be in default and a grace period will begin. In that case, we will mail you notice of the additional premium necessary to prevent your Policy from terminating. You will have a 61-day grace period from the date we mail the notice to make the required premium payment.

However, your Policy will not lapse during the Continuation Period, even if your Surrender Value is too low to cover the monthly deduction, so long as the Net Total Premium is at least equal to the Continuation Amount. At the end of the Continuation Period, you may, however, have to make an additional premium payment to keep the Policy in force. In any event, your Policy will terminate on the Maturity Date.

YOUR POLICY WILL REMAIN IN EFFECT DURING THE GRACE PERIOD

If the death of the Last Insured occurs during the grace period before you pay the required premium, the Death Proceeds will still be payable to the Beneficiary, although we will reduce the amount of the Death Proceeds by the amount of premium that would have been required to keep the Policy in force. If you have not paid the required premium before the grace period ends, your Policy will terminate. It will have no value and no benefits will be payable. However, you may reinstate your Policy under certain circumstances.

REINSTATEMENT

If you have not surrendered your Policy, you may reinstate your Policy within three years after termination, subject to compliance with certain conditions, including the payment of a necessary premium. You must also submit evidence of insurability satisfactory to us that each Insured is insurable at the same rating class used at Policy issue to determine the guaranteed maximum cost of insurance rate scale. See your Policy for further information.

Any termination and subsequent reinstatement of the Policy will reduce the Continuation Amounts.

Payments and Telephone Transactions

REQUESTING PAYMENTS

You may send your written requests for payment to our Variable Life Servicing Center or give them to one of our authorized agents. We will ordinarily pay any Death Proceeds, loan proceeds or surrender or partial surrender proceeds in a lump sum within seven days after receipt at our Variable Life Servicing Center of the documents required for such a payment. Other than the Death Proceeds, which we determine as of the date of death of the Last Insured, the amount we pay is as of the end of the Valuation Period during which our Variable Life Servicing Center receives all required documents. We may pay your Death Proceeds in a lump sum or under an optional payment plan. See Optional Payment Plans.

Any Death Proceeds that we pay in one lump sum will include interest from the date of death of the Last Insured to the date of payment. We will pay interest at a rate we set, or a rate set by law if greater. The minimum interest rate which we may pay is 3.0%. We will not pay interest beyond one year or any longer time set by law. We will reduce Death Proceeds by any outstanding Policy Debt and any due and unpaid charges and will increase Death Proceeds by any benefits added by rider.

We may delay making a payment or processing a transfer request if:

 . the disposal or valuation of Separate Account III's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists; or

 . the SEC by order permits postponement of payment to protect our Policy
  Owners.

We also may defer making payments attributable to a check that has not cleared the bank on which it is drawn.

TELEPHONE TRANSACTIONS

You may make certain requests under the Policy by telephone provided you sent written authorization to us at our Variable Life Servicing Center. These include requests for transfers, changes in premium allocation designations, dollar-cost averaging changes and changes in the portfolio rebalancing program. Our Variable Life Servicing Center will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions, and/or tape recording of telephone instructions. Your request for telephone transactions authorizes us to record telephone calls. If we do not follow reasonable procedures we may be liable for any losses due to unauthorized or fraudulent instructions. However, if we follow reasonable procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions.

Tax Considerations

FEDERAL TAX MATTERS

Introduction

This part of the Prospectus discusses the Federal income tax treatment of the Policy. The Federal income tax treatment of the Policy is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances.

This discussion is general and is not intended as tax advice. It does not address all of the Federal income tax rules that may affect you and your Policy. This discussion also does not address Federal estate or gift tax consequences, or state or local tax consequences, associated with a Policy. As a result, you should always consult a tax advisor about the application of tax rules to your individual situation.

TAX STATUS OF THE POLICY

Federal income tax law generally grants favorable treatment to life insurance: the proceeds paid on the death of the Last Insured are excluded from the gross income of the Beneficiary, and the Owner is not taxed on increases in the Account Value unless amounts are distributed while the Insureds are alive. For this treatment to apply to your Policy, the premiums paid for your Policy must not exceed a limit established by the tax law. An increase or decrease in the Policy's Specified Amount may change this premium limit. Also, due to the coverage of more than one Insured under the Policy, there is some uncertainty about how this limit should be calculated. As a result, we may need to return a portion of your premiums (with earnings) and impose higher cost of insurance charges in the future.

We will monitor the premiums paid for your Policy to keep them within the tax law's limit. However, for your Policy to receive favorable tax treatment as life insurance, two other requirements must be met:

 . The investments of Separate Account III must be "adequately diversified" in accordance with Internal Revenue Service ("IRS") regulations; and

 . your right to choose particular investments for a Policy must be limited.

Investments in Separate Account III must be diversified: The IRS has issued regulations that prescribe standards for determining whether the investments of Separate Account III, including the assets of the Funds in which Separate Account III invests, are "adequately diversified." If Separate Account III fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the Account Value over the premiums paid for the Policy.

Although we do not control the investments of all of the Funds (the Company only indirectly controls those of GE Investments Funds, Inc., through an affiliated company), we expect that the Funds will comply with the IRS regulations so that Separate Account III will be considered "adequately diversified."

Restrictions on the extent to which you can direct the investment of Account
Values: Federal income tax law limits your right to choose particular investments for the Policy. The U.S. Treasury Department stated in 1986 that it expected to issue guidance clarifying those limits, but it has not yet done so. Thus, the nature of the limits is currently uncertain. As a result, your right to allocate Account Values among the Funds may exceed those limits. If so, you would be treated as the owner of a portion of the assets of Separate Account III and thus subject to current taxation on the income and gains from those assets.

The Company does not know what limits may be set forth in any guidance that the Treasury Department may issue, or whether any such limits will apply to existing Policies. The Company therefore reserves the right to modify the Policy without your consent to attempt to prevent the tax law from considering you to own a portion of the assets of Separate Account III.

No guarantees regarding tax treatment: The Company makes no guarantees regarding the tax treatment of any Policy or of any transaction involving a Policy. However, the remainder of this discussion assumes that your Policy will be treated as a life insurance contract for Federal income tax purposes and that the tax law will not impose tax on any increase in your Account Value until there is a distribution from your Policy.

TAX TREATMENT OF POLICIES--GENERAL

Death Proceeds and Account Value Increases: A Policy's treatment as life insurance for Federal income tax purposes generally has the following results:

 . Death Proceeds are excludable from the gross income of the Beneficiary.

 . You are not taxed on increases in the Account Value unless amounts are distributed from the Policy while the Insureds are alive.

 . The taxation of amounts distributed while the Insureds are alive depends upon whether your Policy is a "modified endowment contract." The term "modified endowment contract," or "MEC," is defined below.

Partial and full surrenders and maturity proceeds: A partial surrender occurs when you receive less than the total amount of the Policy's Surrender Value; receipt of the entire Surrender Value is a full surrender. If your Policy is not a MEC, you will generally pay tax on the amount of a partial or full surrender only to the extent it exceeds your "investment in the contract." In a few states, a maturity value will be paid. Maturity proceeds will be taxable to the extent the amount received plus Policy Debt exceeds the investment in the contract. You will be taxed on this amount at ordinary income tax rates, not at lower capital gains tax rates. Your "investment in the contract" generally equals the total of the premiums paid for your Policy plus the amount of any loan that was includible in your income, reduced by any amounts you previously received from the Policy that you did not include in your income.

Special rule for certain cash distributions in the first 15 policy years: During the first 15 years after your Policy is issued, if we distribute cash to you and reduce the Death Benefit (e.g., by decreasing the Policy's Specified Amount) at the same time, you may be required to pay tax on all or part of the cash payment, even if it is less than your investment in the contract. This also may occur if we distribute cash to you up to two years before the proceeds are reduced, or if the cash payment is made in anticipation of the reduction. However, you will not be required to pay tax on more than the amount by which your Account Value exceeds your investment in the contract.

Considerations where Insureds live past age 100: If the Insureds survive beyond the end of the mortality table used to measure charges under the Policy, which ends at age 100, the IRS may seek to deny the tax-free treatment of the Death Proceeds and instead to tax you on the amount by which your Account Value exceeds your investment in the contract. Because in most states, the Policy continues to have insurance risk beyond age 100, for which we assess a cost of insurance charge, we believe that the proceeds will continue to be protected from taxation. Therefore, we have no current plans to withhold or report taxes in this situation.

Loans: If your Policy is not a MEC, a loan received under a Policy (i.e., Policy Debt) normally will be treated as your indebtedness. Hence, so long as the Policy remains in force, you will generally not be taxed on any part of a Policy loan. However, it is possible that you could have additional income for tax purposes if any of your Policy loan consists of Preferred Policy Debt. If your Policy terminates (by a full surrender or by a lapse) while the Insureds are alive, you will be taxed on the amount (if any) by which the Policy Debt plus any amount received in cash exceeds your investment in the contract.

Generally, interest paid on Policy Debt or other indebtedness related to the Policy will not be tax deductible, except in the case of certain indebtedness under a Policy covering a "key person." A tax advisor should be consulted before taking any Policy loan.

Loss of interest deduction where policies are held by or for the benefit of corporations, trusts, etc.: If an entity (such as a corporation or a trust, not an individual) purchases a Policy or is the beneficiary of a Policy, a portion of the interest on indebtedness unrelated to the Policy may not be deductible by the entity. However, this rule does not apply to a Policy owned by an entity engaged in a trade or business which covers the life of only one individual who is:

 . a 20% owner of the entity, or

 . an officer, director, or employee of the trade or business, at the time first covered by the Policy. This rule also does not apply to a Policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% owner of the entity and the owner's spouse at the time first covered by the Policy. Entities that are considering purchasing the Policy, or that will be Beneficiaries under a Policy, should consult a tax advisor.

Optional payment plans: If Death Proceeds under the Policy are paid under one of the optional payment plans, the Beneficiary will be taxed on a portion of each payment (at ordinary income tax rates). The Company will notify the Beneficiary annually of the taxable amount of each payment. However, if the Death Proceeds are held by the Company under Optional Payment Plan 4 (interest income), the Beneficiary will be taxed on the interest income as it is credited.

Changes and Exchanges: The right to change Owners (see "Change of Owner") and changes reducing future amounts of Death Proceeds may have tax consequences depending upon the circumstances of each change. The exchange of one life insurance contract for another life insurance contract generally is not taxed (unless cash is distributed or a loan is reduced or forgiven). However, in the case of the Policy, the other life insurance contract involved in the exchange must also cover the same two Insureds. The exercise of a Policy Split Option Rider may result in the taxation of the Policy as if there were a full surrender.

SPECIAL RULES FOR MODIFIED ENDOWMENT CONTRACTS (MECS)

Definition of a "Modified Endowment Contract:" Special rules apply to a Policy classified as a MEC. A Policy will be classified as a MEC if either of the following is true:

 . If premiums are paid more rapidly than allowed by a "7-pay test" under the tax law. At your request, we will let you know the amount of premium that may be paid for your Policy in any year that will avoid MEC treatment under the 7-pay test.

 . If the Policy is received in exchange for another policy that is a MEC.

Due to the coverage of more than one Insured under the Policy, there are special considerations in applying the 7-pay test. For example, a reduction in the Death Benefit at any time, such as may occur upon a partial surrender, may cause the Policy to be a MEC, resulting in the tax treatment described below applying. Also and more generally, the manner of applying the 7-pay is somewhat uncertain in the case of contracts covering more than one Insured.

Tax Treatment Of MECs: If a Policy is classified as a MEC, the following special rules apply:

 . A partial surrender will be taxable to you to the extent that the Account
  Value exceeds your investment in the contract.

 . A loan from the Policy (together with any unpaid interest included in Policy
  Debt), and the amount of any assignment or pledge of the Policy, will be taxed in the same manner as a partial surrender.

 . A penalty tax of 10% will be imposed on the amount of any full or partial surrender, loan and unpaid loan interest included in Policy Debt, assignment, or pledge on which you must pay tax. However, the penalty tax does not apply to a distribution made:

 (1) after you attain age 59 1/2,

 (2) because you have become disabled, within the meaning of the tax law, or

 (3) in substantially equal periodic payments over your life or life expectancy (or over the joint lives or life expectancies of you and your beneficiary, within the meaning of the tax law).

Special Rules If You Own More Than One MEC: All MECs that we (or any of our affiliates) issue to you within the same calendar year will be combined to determine the amount of any distribution from the Policy that will be taxable to you.

Interpretative issues: The tax law's rules relating to MECs are complex and open to considerable variation in interpretation. You should consult your tax advisor before making any decisions regarding changes in coverage under or distributions from your Policy.

INCOME TAX WITHHOLDING

We may be required to withhold and pay to the IRS a part of the taxable portion of each distribution made under a Policy. However, in many cases, the recipient may elect not to have any amounts withheld. You are responsible for payment of all taxes and early distribution penalties, regardless of whether you request that no taxes be withheld or if we do not withhold a sufficient amount of taxes. At the time you request a distribution from the Policy, we will send you forms that explain the withholding requirements.

TAX STATUS OF THE COMPANY

Under existing Federal income tax law, we do not expect to incur any Federal income tax liability on the income or gains in Separate Account III. Based upon this expectation, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we are required to pay taxes on some or all of the income and gains earned by Separate Account III, we may impose a charge for those taxes.

We may also incur state and local taxes, in addition to premium taxes for which a deduction from premiums is currently made. At present, these taxes are not significant. If there is a material change in state or local tax laws, we may impose a charge for any taxes attributable to Separate Account III.

CHANGES IN THE LAW AND OTHER CONSIDERATIONS

This discussion is based on our understanding of the Federal income tax law existing on the date of this Prospectus. Congress, the IRS, and the courts may modify these laws at any time, and may do so retroactively. Any person concerned about the tax implications of ownership of a Policy should consult a competent tax advisor.

Other Policy Information

OPTIONAL PAYMENT PLANS

The Policy currently offers the following five optional payment plans as alternatives to the payment of Death Proceeds, Surrender Value, or your Account Value on the Maturity Date in a lump sum:

Plan 1 -- Income For A Fixed Period. We will make equal periodic payments for a fixed period not longer than 30 years. Payments can be annual, semi-annual, quarterly, or monthly. If the payee dies before the end of the fixed period, we will discount the amount of the remaining guaranteed payments to the date of the payee's death at a yearly rate of 3%. We will pay the discounted amount in one sum to the payee's estate unless otherwise provided.

Plan 2 -- Life Income. We will make equal monthly payments for a guaranteed minimum period. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 10, 15, or 20 years. If the payee dies before the end of the guaranteed period, we will discount the amount of remaining payments for the minimum period at the same interest rate used to calculate the monthly income. We will pay the discounted amount in one sum to the payee's estate unless otherwise provided.

Plan 3 -- Income of a Definite Amount. We will make equal periodic payments of a definite amount. Payments can be annual, semi-annual, quarterly, or monthly. The amount paid each year must be at least $120 for each $1,000 of proceeds. Payments will continue until the proceeds are exhausted. The last payment will equal the amount of any unpaid proceeds. If the payee dies, we will pay the amount of the remaining proceeds with earned interest in one sum to the payee's estate unless otherwise provided.

Plan 4 -- Interest Income. We will make periodic payments of interest earned from the proceeds left with us. Payments can be annual, semi-annual, quarterly or monthly and will begin at the end of the first period chosen. If the payee dies, we will pay the amount of remaining proceeds and any earned but unpaid interest in one sum to the payee's estate unless otherwise provided.

Plan 5 -- Joint Life and Survivor Income. We will make equal monthly payments to two payees for a guaranteed minimum of 10 years. Each payee must be at least 35 years old when payments begin. Payments will continue as long as either payee is living. If both payees die before the end of the minimum period, we will discount the amount of the remaining payments for the 10 year period at the same interest rate used to calculate the monthly income. We will pay the discounted amount in one sum to the survivor's estate unless otherwise provided.

You may select an optional payment plan during either Insured's life in your application or by writing our Variable Life Servicing Center. We will transfer any amount left with us for payment under an optional payment plan to our General Account. Payments under an optional payment plan will not vary with the investment performance of Separate Account III because they are forms of fixed-benefit annuities. See Tax Treatment of Policies. Amounts allocated to an optional payment plan will earn interest at 3% compounded annually. Certain conditions and restrictions apply to payments received under an optional payment plan. For further information, please review your Policy or contact one of our authorized agents.

DIVIDENDS

The Policy is non-participating. We will not pay dividends on the Policy.

INCONTESTABILITY

The Policy limits our right to contest the Policy as issued, as increased, or as reinstated, except for material misstatements contained in the application, a supplemental application, or a reinstatement application, after it has been in force during the lifetimes of at least one of the Insureds for a minimum period, generally for two years from the Policy Date, effective date of the increase, or the date of reinstatement. We can only contest the Policy, an increase in Specified Amount, and/or a reinstatement of the Policy if a copy of the application was attached to the Policy when issued or delivered, or was made a part of the Policy when a change in coverage or Policy reinstatement went into effect. This provision does not apply to riders that provide disability benefits.

SUICIDE EXCLUSION

If either Insured commits suicide within two years of the Policy Date, we will limit the amount of proceeds we pay under the Policy to all premiums paid, less outstanding Policy Debt and less amounts paid upon partial surrender of the Policy. We also will provide a single life policy to the surviving Insured. The single life policy will have the same Policy Date as this Policy. The rating class of the single life policy will be the rating class of the surviving Insured under this Policy. We may require increase premiums under the single life policy. The policy or policies we offer will be one offered by us or by an affiliate.

If the first Insured to die commits suicide more than two years after the Policy Date but within two years after the effective date of an increase in the Specified Amount, we will reduce the Specified Amount to the amount in effect before the increase. We will refund any monthly deductions made with respect to the increase in a lump sum to the Owner.

If the Last Insured commits suicide more than two years after the Policy Date and within two years after an increase in the Specified Amount became effective, we will reduce the Specified Amount to the amount in effect before the increase. The amount payable with respect to the increase will equal the monthly deductions that were made for that increase. The amount payable will be treated as Death Proceeds and paid to the Beneficiary under the same conditions as the initial Specified Amount.

MISSTATEMENT OF AGE OR GENDER

We will adjust the Death Benefit if you misstated either Insured's Age or gender in your application.

WRITTEN NOTICE

You should send any written notice to us at our Variable Life Servicing Center. The notice should include the Policy number and each Insured's full name. We will send any notice to the address shown in the application unless an appropriate address change form has been filed with us.

TRUSTEE
If you name a trustee as the Owner or Beneficiary of the Policy and the trustee subsequently exercises ownership rights or claims benefits thereunder, we will have no obligation to verify that a trust is in effect or that the trustee is acting within the scope of his or her authority. Payment of Policy benefits to the trustee will release us from all obligations under the Policy to the extent of the payment. When we make a payment to the trustee, we will have no obligation to ensure that such payment is applied according to the terms of the trust agreement.

OTHER CHANGES

At any time, we may make such changes in the Policy as are necessary to assure compliance at all times with the definition of life insurance prescribed by the Code.

Also, we may make changes:

 . to make the Policy, our operations, or the operation of Separate Account III conform with any law or regulation issued by any government agency to which they are subject; or

 . to reflect a change in the operation of Separate Account III, if allowed by the Policy.

Only an authorized officer of GE Capital Life has the right to change the Policy. No agent has the authority to change the Policy or waive any of its terms. The President or a Vice President of GE Capital Life must sign all endorsements, amendments, or riders to be valid.

REPORTS

We maintain records and accounts of all transactions involving the Policy, Separate Account III and Policy Debt. Within 30 days after each Policy Anniversary, we will send you a report showing information about your Policy. The report will show:

 . the Specified Amount;

 . the Account Value in each Investment Subdivision;

 . the Surrender Value;

 . the Policy Debt; and

 . the premiums paid and charges made during the Policy Year.

We also will send you an annual and a semi-annual report for each Fund underlying an Investment Subdivision to which you have allocated Account Value, as required by the 1940 Act. In addition, when you pay premiums (other than by pre-authorized checking account deduction), or if you take out a Policy loan make transfers or make partial surrenders, you will receive a written confirmation of these transactions.

CHANGE OF OWNER

You may change the Owner of the Policy by sending a written request on a form satisfactory to us to our Variable Life Servicing Center while either Insured is alive and the Policy is in force. The change will take effect the date you sign the written request, but the change will not affect any action we have taken before we receive the written request. A change of Owner does not change the Beneficiary designation.

SUPPLEMENTAL BENEFITS

We offer two additional benefit riders. We add the Policy Split Option Rider automatically to your Policy. This rider allows you to surrender this Policy in exchange for an individual policy the life on one Insured or separate individual policies on the lives of each Insured. The maximum, amount of insurance available at the time the rider is exercised on either Insured is equal to one-half the base Policy Specified Amount. There is no additional charge for this rider, but we will require evidence of insurability when you exercise this option. See Tax Considerations. For further information about this rider, including information on the terms to which the exchange is subject, please see your Policy.

You may elect the Four Year Term Rider. This rider protects your estate from the IRS's "contemplation of death" rules. To avoid inclusion of Policy Death Proceeds, the Insureds cannot possess any incidence of ownership in the Policy (i.e., the Policy must be owned by a trust or other third party.) However, certain situations may call for the Insureds to initially own the Policy when estate planning documents are drawn. After ownership of the Policy has been relinquished, the Insureds must live three years for the Death Proceeds to avoid estate tax inclusion. The Four Year Term Rider provides an extra amount of insurance for the first four Policy Years to cover the additional estate tax triggered if the second death occurs within the first three years. We will pay the amount payable under the rider at the death of the Last Insured. You may only elect the Four Year Term Rider at the time we issue the Policy. There is an extra charge for this rider that will be included in your monthly deduction based on the cost of insurance charges that are then in effect. See Charges and Deductions, Tax Considerations.

Additional rules and limits apply to these supplemental benefits. Please ask your authorized GE Capital Life agent for further information or contact our Variable Life Servicing Center.

USING THE POLICY AS COLLATERAL

You can assign the Policy as collateral security. You must notify us in writing if you assign the Policy. Any payments we made before the assignment will not be affected. We are not responsible for the validity of an assignment. An assignment may affect your rights and the rights of the Beneficiary.

EXCHANGES

During the first 24 Policy Months, you have the right to exchange this Policy for any other flexible adjustable joint and last survivor life Policy we or one of our affiliates offer. We will not require evidence of insurability. If you decide to make an exchange, we will notify you of the policies available for exchange and the procedures to follow. You may elect to have the amount of the new policy be either (a) or (b) where:

(a) is the Death Benefit on the date of the exchange, and

(b) is the Death Benefit minus Account Value on the date of exchange.

The new policy will have the same policy date, genders, issue ages and equivalent rating classes as this Policy. The new policy will include such riders and endorsements as were included in this Policy, if such riders and endorsements are available with the new policy.

The exchange is subject to an equitable adjustment in payments and Account Values to reflect variances, if any, in the payments and Account Values under the existing Policy and the new policy.

REINSURANCE

We intend to reinsure a portion of the risks assumed under the Policies.

LEGAL PROCEEDINGS

GE Capital Life, like all other companies, is involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, GE Capital Life believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on it or Separate Account III.

Additional Information

SALES OF THE POLICIES

Policies are sold by appropriately licensed agents who we appoint to solicit applications on our behalf. These agents are also registered representatives of Capital Brokerage Corporation, the principal underwriter of the Policies, or of broker/dealers who have entered into written sales agreements with the principal underwriter. One of these broker/dealers is Terra Securities Corporation, which is an affiliate of ours.

Capital Brokerage Corporation, a Washington corporation, located at 6630 W. Broad Street, Richmond, Virginia 23230, is registered with the SEC under the Securities Exchange Act of 1934 as a broker/dealer and is a member of the National Association of Securities Dealers, Inc. (Capital Brokerage Corporation does business in Indiana, Minnesota, New Mexico, and Texas as GE Capital Brokerage Corporation.) Capital Brokerage Corporation also serves as principal underwriter for other variable life insurance and variable annuity policies we issue. However, Capital Brokerage Corporation has not retained any amounts for acting as principal underwriter of these other policies.

We pay sales commissions and other expenses associated with the promotion and sales of the Policies to broker/dealers. First-year commissions depend on each Insured's Age, rating class, gender and the size of the Policy. In the first Policy Year, the broker/dealer will receive a commission of up to 55% of the maximum commissionable premium plus up to 3% of premiums paid in excess of the maximum commissionable premium. In renewal years, the broker/dealer receives up to 3% of the premiums paid.

We may also pay override payments, expense allowances, bonuses, wholesaler fees and training allowances. Registered representatives earn commissions from the broker/dealer with which they are affiliated and such arrangements may vary. In addition, registered representatives who meet specified production levels may qualify, under sales incentive programs adopted by us, to receive non-cash compensation such as expense-paid trips, expense-paid educational seminars and merchandise.

Capital Brokerage will receive 12b-1 fees against the Janus Aspen Series (Service Shares) as compensation for providing certain distribution and shareholder support services.

We may pay a trail commission equal to an annual rate of .20% of Account Value after the fifth Policy Year.

Agents may also be eligible to receive certain bonuses and allowances, as well as retirement plan credits, based on commissions earned. Field management of the Company receives compensation which we may base in part on the level of agent commissions in their management units. Broker-dealers and their registered agents will receive first-year and subsequent year commissions equivalent to the total commissions and benefits received by the field management and writing agents of the Company. We do not deduct these commissions from premium payments or Account Value; we pay these commissions.

LEGAL MATTERS

The legal matters in connection with the Policy described in this Prospectus hav e been passed on by Donita King, Senior Vice President, General Counsel & Secretary of GE Capital Life. Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on matters relating to the federal securities laws.

EXPERTS

The financial statements of GE Capital Life Assurance Company of New York as of December 31, 1999 and 1998, and for each of the years in the three-year period ended December 31, 1999, have been included herein in reliance upon the report of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

ACTUARIAL MATTERS

Actuarial matters included in this Prospectus have been examined by Paul Haley, Vice President and Actuary of GE Capital Life, whose opinion we filed as an exhibit to the registration statement.

FINANCIAL STATEMENTS

We did not include financial statements for GE Capital Life Separate Account III in this prospectus because as of the date of this prospectus, Separate Account III had not begun operation.

EXECUTIVE OFFICERS AND DIRECTORS

We are managed by a board of directors. The following table sets forth the name, address and principal occupations during the past five years of each of our executive officers and directors.

                                                Positions and Offices with
       Name                  Address                    Depositor
----------------------------------------------------------------------------
Pamela S. Schutz    GE Financial Assurance    Chairman, GE Capital Life
                    6610 W. Broad Street      Assurance Company of New York
                    Richmond, VA 23230        since 5/98; President, GE Life
                                              & Annuity since 5/98;
                                              President of The Harvest Life
                                              Insurance Company 9/97-12/98;
                                              President, GE Capital Realty
                                              Group 2/78-5/97. Senior Vice
                                              President, Investments GE Life
                                              & Annuity since 1999;
                                              Director, GE Life & Annuity,
                                              5/96; Director, GNA, 4/94.
Cheryl C. Whaley    GE Capital Life Assurance President, Chief Executive
                    Company of New York       Officer & Managing Officer, GE
                    125 Park Avenue, 6th      Capital Life Assurance Company
                    Floor                     of New York since 7/2000.
                    New York, NY 10017        Strategic Project Leader,
                                              General Electric Company since
                                              1995.
Marshall S. Belkin  345 Kear Street           Director, GE Capital Life
                    Yorktown Heights, NY      Assurance Company of New York;
                    10598                     Attorney with Lieberman and
                                              LeBovit (formerly Lieberman
                                              Lebovit and Brofman).

                                               Positions and Offices with
      Name                  Address                    Depositor
---------------------------------------------------------------------------
Richard I. Byer    Richartz Fliss Clark &    Director, GE Capital Life
                   Pope                      Assurance Company of New York;
                   317 Madison Avenue        Executive Vice President,
                   New York, NY 10017        Richartz Fliss Clark & Pope
                                             since 1994; Director,
                                             Workmen's Circle MultiCare
                                             Center since 1997.
Thomas W. Casey    GE Financial Assurance    Vice President and Chief
                   6604 W. Broad St.         Financial Officer GE Capital
                   Richmond, VA 23230        Life Assurance Company of New
                                             York; Senior Vice President
                                             and Chief Financial Officer,
                                             GNA since 1996; Vice
                                             President, GNA 1993-1996.
Stephen N. DeVos   GE Financial Assurance    Vice President and Investment
                   6604 W. Broad St.         Officer, GE Capital Life
                   Richmond, VA 23230        Assurance Company of New York;
                                             Vice President and Controller
                                             of GNA since 1996; Technical
                                             Adviser, GE Capital
                                             Corporation 1994-1996.
Bernard M. Eiber   55 Northern Blvd.         Director, GE Capital Life
                   Room 302                  Assurance Company of New York;
                   Great Neck, NY 11021      Attorney, Law Firm of Bernard
                                             Eiber since 1995.
Jerry S. Handler   Handro Properties         Director, GE Capital Life
                   151 West 40th St.         Assurance Company of New York;
                   New York, NY 10018        President, Handro Management
                                             Corporation and Manager
                                             Partner of Handro Property LLC
                                             since 1979.
Gerald A. Kaufman  33 Walt Whitman Rd.,      Director, GE Capital Life
                   Suite 233                 Assurance Company of New York;
                   Huntrington Station, NY   Director, American Mayflower
                   11746                     Life Insurance Company of New
                                             York since 1973.
Donita King        GE Financial Assurance    Senior Vice President, General
                   6610 W. Broad Street      Counsel & Secretary, GE
                   Richmond, VA 23230        Capital Life Assurance Company
                                             of New York; Senior Vice
                                             President, General Counsel and
                                             Secretary, GE Life & Annuity
                                             since 3/99; Assistant General
                                             Counsel, Prudential Insurance
                                             Company of America, 3/89-3/99.
Leon E. Roday      GE Financial Assurance    Senior Vice President of GE
                   6604 West Broad St.       Capital Life Assurance Company
                   Richmond, VA 23230        of New York; Senior Vice
                                             President & Director, GE Life
                                             & Annuity since 6/99; Senior
                                             Vice President & Director, GE
                                             Financial Assurance since
                                             1996; LeBoeuf, Lamb, Greene &
                                             MacRae, L.L.P. 1982-1996.
A. Louis Parker    GEFA Benefit Services     Director, GE Capital Life
                   4850 Street Road          Assurance Company of New York;
                   Trevose, PA 19049         President, GE Financial
                                             Assurance Direct since 1999;
                                             President, Benefit Services
                                             Group GE Capital, 1998-1999;
                                             President, Auto Dealer
                                             Services GE Capital, 1996-
                                             1998.

OTHER INFORMATION

                                               Positions and Offices with
      Name                  Address                    Depositor
---------------------------------------------------------------------------
Isidore Sapir      Granit Apartments at the  Director, GE Capital Life
                   Granit                    Assurance Company of New York;
                   Apt. 756, P.O. Box 657    Retired Attorney.
                   Kernonkson, NY 12446
Thomas A. Skiff    GE Financial Assurance    Director, GE Capital Life
                   1650 Los Gamos Dr.        Assurance Company of New York;
                   San Rafael, CA 94903      President, GE Financial
                                             Assurance Long Term Care
                                             Division.
Steven A. Smith    First Colony Life         Director, GE Capital Life
                   700 Main Street           Assurance Company of New York;
                   Lynchburg, VA 24505       Senior Vice President and
                                             Chief Actuary, First Colony
                                             Life Insurance Company since
                                             1977.
Geoffrey S. Stiff  GE Financial Assurance    Director, GE Capital Life
                   6610 W. Broad St.         Assurance Company of New York;
                   Richmond, VA 23230        Senior Vice President, GE Life
                                             & Annuity, since 3/99;
                                             Director, GE Life & Annuity,
                                             since 5/96; Vice President, GE
                                             Life & Annuity 5/96-3/99;
                                             Director of GNA since April,
                                             1994; Senior Vice President,
                                             Chief Financial Officer and
                                             Treasurer of GNA since May,
                                             1993; Senior Vice President,
                                             Controller and Treasurer of
                                             GNA Investors Trust since
                                             1993.

We have filed a Registration Statement with the SEC, under the Securities Act of 1933 as amended, for the Policies being offered here. This Prospectus does not contain all the information in the Registration Statement, its amendments and exhibits. Please refer to the Registration Statement for further information about Separate Account III, the Company, and the Policies offered. Statements in this Prospectus about the content of Policies and other legal instruments are summaries. For the complete text of those Policies and instruments, please refer to those documents as filed with the SEC and available on the SEC's website at http://www.sec.gov.

Hypothetical Illustrations

To show you how the Policy works, we have included some hypothetical illustrations for a Policy issued to a male Insured, age 55, and a female Insured, age 55. These illustrations show how Account Values, Surrender Values, and death benefits under the two Death Benefit options available under a Policy vary over time assuming the following:

 . The initial and planned premium of each illustration are allocated completely to Separate Account III and remain there over the entire period:

 . The Insureds both qualify for the Preferred No Nicotine Use classification;

 . There are no withdrawals and no supplemental benefits;

 . There is no Policy Debt; and

 . The portfolios earn gross (that is, before deductions for investment management fees and other operating expenses of the portfolios) annual rates of return of 0%, 6%, and 12%.

It is important to understand that the illustrations assume a level rate of return for all years. The values of your Policy would be different from those shown if the hypothetical returns averaged 0%, 6%, or 12% but fluctuated over and under those averages for the years shown.

The illustrations reflect an average annual charge of 0.76% of the average daily net assets of the portfolios for investment management fees and other operating expenses. We calculated these fees based on an average of the expense ratios of each of the portfolios (in some cases, we estimated those fees) for the latest year of operations. The average daily charge for the portfolio expenses reflects voluntary expense agreements between certain of the portfolios and their investment managers. These expense agreements could terminate at any time. See "Portfolio Annual Expense Table." If these agreements terminate, the values shown on the following pages would be less.

The illustrations reflect a premium charge, the .70% mortality and expense risk charge to Separate Account III, and the monthly deduction. The monthly deduction is taken from the Policy Account Value each month. The monthly deduction illustrated consists of the cost of insurance charge, the policy charge of $5, and an expense charge of up to $0.20 per $1,000 of initial Specified Amount. Our current charges and the maximum charges we have a contractual right to charge are reflected in separate illustrations on the following pages. See "Charges and Deductions." After deduction of estimated portfolio expenses and the mortality and expense risk charge, the illustrated gross annual investment rates of return of 0%, 6% and 12% correspond to approximate net annual rates of return for the Investment Subdivisions of - 1.48%, 4.52% and 10.52%, respectively.

All of the illustrations reflect the fact that no charges for Federal or state income taxes are currently made against Separate Account III. To produce after tax returns of 0%, 6%, or 12% if we were to make such charges in the future, Separate Account III would have to earn a sufficient amount in excess of 0%, 6%, or 12% to cover any tax charges. The Surrender Values shown in the illustrations reflect the fact that we deduct a Surrender Charge for the first 11 Policy Years (and for 11 Policy Years after you increase the Specified Amount). See "Charges and Deductions."

Each illustration also has a column labeled "Premiums Accumulated at 5% Interest Per Year." This column shows the amount that would accumulate if the premium payments were invested to earn interest, after taxes, of 5% per year, compounded annually.

Upon request, we will furnish you a personalized illustration based upon the proposed Insureds' circumstances. Such illustrations will reflect the current cost of insurance charges and the guaranteed maximum cost of insurance charges, and may assume different hypothetical rates of return than those shown in the following illustrations.

The investment rates of return we have chosen to use in the illustrations are hypothetical only, and you should understand that they do not represent actual past or future rates of return. The actual rates of return under a Policy may be more or less than the hypothetical rates of return in the illustrations.

Flexible Premium Joint And Last Survivor
Variable Life Insurance

Male Issue Age 55 Preferred No
 Nicotine Use                        Initial Specified Amount         $250,000
Female Issue Age 55 Preferred No     Initial Premium and Planned
 Nicotine Use
Death Benefit Option A               Premium (Payable Annually) (1)     $5,100

                    0% Assumed Hypothetical   6% Assumed Hypothetical  12% Assumed Hypothetical
                    Gross Annual Investment   Gross Annual Investment   Gross Annual Investment
         Premiums     Return with Maximum       Return with Maximum       Return with Maximum
        Accumulated      Charges (2)(3)           Charges (2)(3)            Charges (2)(3)
End of     At 5%    ------------------------ ------------------------- -------------------------
Policy   Interest   Surrender  Cash   Death  Surrender  Cash    Death  Surrender  Cash    Death
 Year    Per Year     Value   Value  Benefit   Value    Value  Benefit   Value    Value  Benefit
------------------------------------------------------------------------------------------------
 1          5,355         0    4,165 254,165        0    4,432 254,432        0    4,699 254,699
 2         10,978     2,842    8,242 258,242    3,636    9,036 259,036    4,463    9,863 259,863
 3         16,882     7,425   12,225 262,225    9,015   13,815 263,815   10,736   15,536 265,536
 4         23,081    11,909   16,109 266,109   14,568   18,768 268,768   17,562   21,762 271,762
 5         29,590    16,287   19,887 269,887   20,295   23,895 273,895   24,993   28,593 278,593
 6         36,424    20,551   23,551 273,551   26,193   29,193 279,193   33,080   36,080 286,080
 7         43,600    24,688   27,088 277,088   32,256   34,656 284,656   41,879   44,279 294,279
 8         51,135    28,682   30,482 280,482   38,474   40,274 290,274   51,445   53,245 303,245
 9         59,047    32,514   33,714 283,714   44,830   46,030 296,030   61,837   63,037 313,037
 10        67,355    36,158   36,758 286,758   51,302   51,902 301,902   73,109   73,709 323,709
 15       115,553    49,974   49,974 299,974   84,116   84,116 334,116  145,086  145,086 395,086
 20       177,068    51,901   51,901 301,901  112,552  112,552 362,552  249,492  249,492 499,492
 25       255,579    28,890   28,890 278,890  119,726  119,726 369,726  389,552  389,552 639,552
 30       355,780       *       *       *      72,183   72,183 322,183  556,502  556,502 806,502
 35       483,665       *       *       *        *        *       *     712,044  712,044 962,044
------------------------------------------------------------------------------------------------

 * Premium in addition to the planned premium is required to keep the policy in effect.
(1) The values illustrated assume that the planned premium of $5,100 is paid at the beginning of each Policy year. Values will be different if premiums are paid with a different frequency or in different amounts.
(2) The values and benefits are as of the end of the year shown. They assume that no Policy loans or withdrawals have been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient account value.
(3) The values and benefits are shown using the maximum expense charges and cost of insurance rates allowable under the Policy. Accordingly, if the assumed hypothetic gross annual investment return were earned, the values and benefits of an actual Policy with the listed specifications could never be less than those shown, and in some cases may be greater than those shown.

The hypothetical gross annual investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return.

Actual investment rates of return may be more or less than those shown and will depend on a number of factors, including prevailing interest rates, rates of inflation, and the allocations made by an owner among the investment options. The gross hypothetical investment rates of return of 0%, 6%, and 12% shown above correspond to net annual rates of -1.46%, 4.54%, and 10.54%. The Death Benefit and Account Value for a Policy will be different from those shown if the actual investment rate of return averages 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made by GE Capital Life Assurance Company of New York or the funds that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time.

Flexible Premium Joint and Last Survivor
Variable Life Insurance

Male Issue Age 55 Preferred No
 Nicotine Use                     Initial Specified Amount             $250,000
Female Issue Age 55 Preferred No
 Nicotine Use                     Initial Premium and Planned
Death Benefit Option A            Premium (Payable Annually) (1)       $  5,100

                    0% Assumed Hypothetical   6% Assumed Hypothetical    12% Assumed Hypothetical
                    Gross Annual Investment   Gross Annual Investment     Gross Annual Investment
         Premiums     Return with Current       Return with Current     Return with Current Charges
        Accumulated      Charges (2)(3)           Charges (2)(3)                  (2)(3)
End of     At 5%    ------------------------ ------------------------- -----------------------------
Policy   Interest   Surrender  Cash   Death  Surrender  Cash    Death  Surrender   Cash      Death
 Year    Per Year     Value   Value  Benefit   Value    Value  Benefit   Value     Value    Benefit
----------------------------------------------------------------------------------------------------
 1          5,355         0    4,427 254,427        0    4,705 254,705         0     4,982   254,982
 2         10,978     3,382    8,782 258,782    4,215    9,615 259,615     5,081    10,481   260,481
 3         16,882     8,263   13,063 263,063    9,937   14,737 264,737    11,748    16,548   266,548
 4         23,081    13,069   17,269 267,269   15,879   20,079 270,079    19,041    23,241   273,241
 5         29,590    17,799   21,399 271,399   22,048   25,648 275,648    27,025    30,625   280,625
 6         36,424    22,450   25,450 275,450   28,452   31,452 281,452    35,767    38,767   288,767
 7         43,600    27,021   29,421 279,421   35,096   37,496 287,496    45,344    47,744   297,744
 8         51,135    31,506   33,306 283,306   41,987   43,787 293,787    55,839    57,639   307,639
 9         59,047    35,901   37,101 287,101   49,129   50,329 300,329    67,341    68,541   318,541
 10        67,355    40,198   40,798 290,798   56,524   57,124 307,124    79,946    80,546   330,546
 15       115,553    58,220   58,220 308,220   95,763   95,763 345,763   162,216   162,216   412,216
 20       177,068    70,811   70,811 320,811  139,911  139,911 389,911   292,351   292,351   542,351
 25       255,579    73,989   73,989 323,989  185,302  185,302 435,302   496,052   496,052   746,052
 30       355,780    60,360   60,360 310,360  223,015  223,015 473,015   810,716   810,716 1,060,716
 35       483,665    18,181   18,181 268,181  236,201  236,201 486,201 1,291,633 1,291,633 1,541,633
----------------------------------------------------------------------------------------------------

(1) The values illustrated assume that the planned premium of $5,100 is paid at the beginning of each Policy year. Values will be different if premiums are paid with a different frequency or in different amounts.
(2) The values and benefits are as of the end of the year shown. They assume that no Policy loans or withdrawals have been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient account value.
(3) The values and benefits are shown using the expense charges and cost of insurance rates currently in effect. Although GE Capital Life anticipates deducting these charges for the forseeable future, these charges are not guaranteed and could be raised at the discretion of GE Capital Life. Accordingly, even if the assumed hypothetical gross annual investment return were earned, the values and benefits under an actual Policy with the listed specifications may be less than those shown if the cost of insurance charges were increased.

The hypothetical gross annual investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return.

Actual investment rates of return may be more or less than those shown and will depend on a number of factors, including prevailing interest rates, rates of inflation, and the allocations made by an owner among the investment options. The gross hypothetical investment rates of return of 0%, 6%, and 12% shown above correspond to net annual rates of -1.46%, 4.54%, and 10.54%. The Death Benefit and Account Value for a Policy will be different from those shown if the actual investment rate of return averages 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made by GE Capital Life Assurance Company of New York or the funds that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time.

Flexible Premium Joint and Last Survivor
Variable Life Insurance

Male Issue Age 55 Preferred No
 Nicotine Use                     Initial Specified Amount             $250,000
Female Issue Age 55 Preferred No
 Nicotine Use                     Initial Premium and Planned
Death Benefit Option B            Premium (Payable Annually) (1)         $3,800

                    0% Assumed Hypothetical  6% Assumed Hypothetical  12% Assumed Hypothetical
                    Gross Annual Investment  Gross Annual Investment   Gross Annual Investment
         Premiums     Return with Maximum      Return with Maximum       Return with Maximum
 End    Accumulated      Charges (2)(3)           Charges (2)(3)           Charges (2)(3)
  of       At 5%    ------------------------ ------------------------ -------------------------
Policy   Interest   Surrender  Cash   Death  Surrender  Cash   Death  Surrender  Cash    Death
 Year    Per Year     Value   Value  Benefit   Value   Value  Benefit   Value    Value  Benefit
-----------------------------------------------------------------------------------------------
1           3,990         0    2,987 250,000       0    3,182 250,000        0    3,377 250,000
2           8,180       503    5,903 250,000   1,080    6,480 250,000    1,681    7,081 250,000
3          12,578     3,945    8,745 250,000   5,095    9,895 250,000    6,342   11,142 250,000
4          17,197     7,307   11,507 250,000   9,226   13,426 250,000   11,391   15,591 250,000
5          22,047    10,583   14,183 250,000  13,472   17,072 250,000   16,862   20,462 250,000
6          27,140    13,766   16,766 250,000  17,829   20,829 250,000   22,794   25,794 250,000
7          32,487    16,847   19,247 250,000  22,292   24,692 250,000   29,224   31,624 250,000
8          38,101    19,812   21,612 250,000  26,853   28,653 250,000   36,195   37,995 250,000
9          43,996    22,644   23,844 250,000  31,498   32,698 250,000   43,748   44,948 250,000
10         50,186    25,321   25,921 250,000  36,210   36,810 250,000   51,929   52,529 250,000
15         86,098    35,033   35,033 250,000  59,911   59,911 250,000  104,598  104,598 250,000
20        131,933    34,826   34,826 250,000  81,097   81,097 250,000  187,185  187,185 250,000
25        190,431    11,679   11,679 250,000  90,589   90,589 250,000  327,615  327,615 343,996
30        265,091       *       *       *     63,543   63,543 250,000  554,466  554,466 582,190
35        360,378       *       *       *        *       *       *     906,264  906,264 951,577
-----------------------------------------------------------------------------------------------

* Premium in addition to the planned premium is required to keep the policy in effect.
(1) The values illustrated assume that the planned premium of $3,800 is paid at the beginning of each Policy year. Values will be different if premiums are paid with a different frequency or in different amounts.
(2) The values and benefits are as of the end of the year shown. They assume that no Policy loans or withdrawals have been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient account value.
(3) The values and benefits are shown using the maximum expense charges and cost of insurance rates allowable under the Policy. Accordingly, if the assumed hypothetic gross annual investment return were earned, the values and benefits of an actual Policy with the listed specifications could never be less than those shown, and in some cases may be greater than those shown.

The hypothetical gross annual investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return.

Actual investment rates of return may be more or less than those shown and will depend on a number of factors, including prevailing interest rates, rates of inflation, and the allocations made by an owner among the investment options. the gross hypothetical investment rates of return of 0%, 6%, and 12% shown above correspond to net annual rates of -1.46%, 4.54%, and 10.54%. The Death Benefit and Account Value for a Policy will be different from those shown if the actual investment rate of return averages 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made by GE Capital Life Assurance Company of New York or the funds that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time.

Flexible Premium Joint and Last Survivor
Variable Life Insurance

Male Issue Age 55 Preferred No
 Nicotine Use                     Initial Specified Amount             $250,000
Female Issue Age 55 Preferred No
 Nicotine Use                     Initial Premium and Planned
Death Benefit Option B            Premium (Payable Annually) (1)         $3,800

                    0% Assumed Hypothetical   6% Assumed Hypothetical    12% Assumed Hypothetical
                    Gross Annual Investment   Gross Annual Investment     Gross Annual Investment
         Premiums     Return with Current       Return with Current         Return with Current
        Accumulated      Charges (2)(3)           Charges (2)(3)              Charges (2)(3)
End of     At 5%    ------------------------ ------------------------- -----------------------------
Policy   Interest   Surrender  Cash   Death  Surrender  Cash    Death  Surrender   Cash      Death
 Year    Per Year     Value   Value  Benefit   Value    Value  Benefit   Value     Value    Benefit
----------------------------------------------------------------------------------------------------
1           3,990         0    3,230 250,000        0    3,434 250,000         0     3,639   250,000
2           8,180     1,004    6,404 250,000    1,616    7,016 250,000     2,252     7,652   250,000
3          12,578     4,723    9,523 250,000    5,950   10,750 250,000     7,279    12,079   250,000
4          17,197     8,385   12,585 250,000   10,443   14,643 250,000    12,760    16,960   250,000
5          22,047    11,988   15,588 250,000   15,098   18,698 250,000    18,742    22,342   250,000
6          27,140    15,532   18,532 250,000   19,922   22,922 250,000    25,275    28,275   250,000
7          32,487    19,013   21,413 250,000   24,918   27,318 250,000    32,416    34,816   250,000
8          38,101    22,430   24,230 250,000   30,092   31,892 250,000    40,224    42,024   250,000
9          43,996    25,776   26,976 250,000   35,445   36,645 250,000    48,767    49,967   250,000
10         50,186    29,046   29,646 250,000   40,980   41,580 250,000    58,116    58,716   250,000
15         86,098    42,389   42,389 250,000   69,991   69,991 250,000   118,928   118,928   250,000
20        131,933    51,445   51,445 250,000  103,151  103,151 250,000   217,694   217,694   250,000
25        190,431    53,342   53,342 250,000  140,622  140,622 250,000   381,997   381,997   401,097
30        265,091    41,575   41,575 250,000  183,593  183,593 250,000   650,450   650,450   682,972
35        360,378       840      840 250,000  239,055  239,055 251,008 1,084,702 1,084,702 1,138,937
----------------------------------------------------------------------------------------------------

(1) The values illustrated assume that the planned premium of $3,800 is paid at the beginning of each Policy year. Values will be different if premiums are paid with a different frequency or in different amounts.
(2) The values and benefits are as of the end of the year shown. They assume that no Policy loans or withdrawals have been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient account value.
(3) The values and benefits are shown using the expense charges and cost of insurance rates currently in effect. Although GE Capital Life anticipates deducting these charges for the forseeable future, these charges are not guaranteed and could be raised at the discretion of GE Capital Life. Accordingly, even if the assumed hypothetical gross annual investment return were earned, the values and benefits under an actual Policy with the listed specifications may be less than those shown if the cost of insurance charges were increased.

The hypothetical gross annual investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return.

Actual investment rates of return may be more or less than those shown and will depend on a number of factors, including prevailing interest rates, rates of inflation, and the allocations made by an owner among the investment options. The gross hypothetical investment rates of return of 0%, 6%, and 12% shown above correspond to net annual rates of -1.46%, 4.54%, and 10.54%. The Death Benefit and Account Value for a Policy will be different from those shown if the actual investment rate of return averages 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made by GE Capital Life Assurance Company of New York or the funds that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time.

Flexible Premium Joint and Last Survivor
Variable Life Insurance

Male Issue Age 55 Preferred No
 Nicotine Use                   Initial Specified Amount             $1,000,000
Female Issue Age 55 Preferred
 No Nicotine Use                Initial Premium and Planned
Death Benefit Option A          Premium (Payable Annually) (1)          $19,400

                      0% Assumed Hypothetical     6% Assumed Hypothetical     12% Assumed Hypothetical
                      Gross Annual Investment     Gross Annual Investment      Gross Annual Investment
         Premiums       Return with Maximum         Return with Maximum          Return with Maximum
        Accumulated       Charges (2)(3)              Charges (2)(3)               Charges (2)(3)
End Of     At 5%    --------------------------- --------------------------- -----------------------------
Policy   Interest   Surrender  Cash     Death   Surrender  Cash     Death   Surrender   Cash      Death
 Year    Per Year     Value    Value   Benefit    Value    Value   Benefit    Value     Value    Benefit
---------------------------------------------------------------------------------------------------------
 1          20,370         0   16,506 1,016,506        0   17,558 1,017,558         0    18,611 1,018,611
 2          41,759    11,061   32,661 1,032,661   14,199   35,799 1,035,799    17,466    39,066 1,039,066
 3          64,216    29,244   48,444 1,048,444   35,528   54,728 1,054,728    42,332    61,532 1,061,532
 4          87,797    47,033   63,833 1,063,833   57,547   74,347 1,074,347    69,392    86,192 1,086,192
 5         112,557    64,400   78,800 1,078,800   80,254   94,654 1,094,654    98,840   113,240 1,113,240
 6         138,555    81,309   93,309 1,093,309  103,635  115,635 1,115,635   130,885   142,885 1,142,885
 7         165,853    97,715  107,315 1,107,315  127,668  137,268 1,137,268   165,745   175,345 1,175,345
 8         194,515   113,555  120,755 1,120,755  152,310  159,510 1,159,510   203,642   210,842 1,210,842
 9         224,611   128,746  133,546 1,133,546  177,494  182,294 1,182,294   244,797   249,597 1,249,597
 10        256,212   143,183  145,583 1,145,583  203,128  205,528 1,205,528   289,435   291,835 1,291,835
 15        439,555   197,799  197,799 1,197,799  332,942  332,942 1,332,942   574,258   574,258 1,574,258
 20        673,553   204,908  204,908 1,204,908  444,882  444,882 1,444,882   986,786   986,786 1,986,786
 25        972,201   112,302  112,302 1,112,302  471,327  471,327 1,471,327 1,538,612 1,538,612 2,538,612
 30      1,353,359      *        *        *      278,334  278,334 1,278,334 2,192,493 2,192,493 3,192,493
 35      1,839,825      *        *        *         *        *        *     2,791,591 2,791,591 3,791,591
---------------------------------------------------------------------------------------------------------

 * Premium in addition to the planned premium is required to keep the policy in effect.
(1) The values illustrated assume that the planned premium of $19,400 is paid at the beginning of each Policy year. Values will be different if premiums are paid with a different frequency or in different amounts.
(2) The values and benefits are as of the end of the year shown. They assume that no Policy loans or withdrawals have been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient account value.
(3) The values and benefits are shown using the maximum expense charges and cost of insurance rates allowable under the Policy. Accordingly, if the assumed hypothetic gross annual investment return were earned, the values and benefits of an actual Policy with the listed specifications could never be less than those shown, and in some cases may be greater than those shown.

The hypothetical gross annual investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return.

Actual investment rates of return may be more or less than those shown and will depend on a number of factors, including prevailing interest rates, rates of inflation, and the allocations made by an owner among the investment options. The gross hypothetical investment rates of return of 0%, 6%, and 12% shown above correspond to net annual rates of -1.46%, 4.54%, and 10.54%. The Death Benefit and Account Value for a Policy will be different from those shown if the actual investment rate of return averages 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made by GE Capital Life Assurance Company of New York or the funds that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time.

Flexible Premium Joint and Last Survivor
Variable Life Insurance

Male Issue Age 55 Preferred No
 Nicotine Use                   Initial Specified Amount             $1,000,000
Female Issue Age 55 Preferred
 No Nicotine Use                Initial Premium and Planned
Death Benefit Option A          Premium (Payable Annually) (1)          $19,400

                      0% Assumed Hypothetical     6% Assumed Hypothetical     12% Assumed Hypothetical
                      Gross Annual Investment     Gross Annual Investment      Gross Annual Investment
         Premiums       Return with Current         Return with Current          Return with Current
        Accumulated       Charges (2)(3)              Charges (2)(3)               Charges (2)(3)
End of     At 5%    --------------------------- --------------------------- -----------------------------
Policy   Interest   Surrender  Cash     Death   Surrender  Cash     Death   Surrender   Cash      Death
 Year    Per Year     Value    Value   Benefit    Value    Value   Benefit    Value     Value    Benefit
---------------------------------------------------------------------------------------------------------
 1          20,370         0   17,541 1,017,541        0   18,634 1,018,634         0    19,729 1,019,729
 2          41,759    13,192   34,792 1,034,792   16,480   38,080 1,038,080    19,901    41,501 1,041,501
 3          64,216    32,551   51,751 1,051,751   39,167   58,367 1,058,367    46,325    65,525 1,065,525
 4          87,797    51,613   68,413 1,068,413   62,724   79,524 1,079,524    75,229    92,029 1,092,029
 5         112,557    70,372   84,772 1,084,772   87,181  101,581 1,101,581   106,863   121,263 1,121,263
 6         138,555    88,821  100,821 1,100,821  112,565  124,565 1,124,565   141,503   153,503 1,153,503
 7         165,853   106,949  116,549 1,116,549  138,902  148,502 1,148,502   179,447   189,047 1,189,047
 8         194,515   124,738  131,938 1,131,938  166,214  173,414 1,173,414   221,023   228,223 1,228,223
 9         224,611   142,167  146,967 1,146,967  194,517  199,317 1,199,317   266,583   271,383 1,271,383
 10        256,212   159,207  161,607 1,161,607  223,821  226,221 1,226,221   316,512   318,912 1,318,912
 15        439,555   230,586  230,586 1,230,586  379,201  379,201 1,379,201   642,227   642,227 1,642,227
 20        673,553   280,289  280,289 1,280,289  553,829  553,829 1,553,829 1,157,217 1,157,217 2,157,217
 25        972,201   292,387  292,387 1,292,387  732,931  732,931 1,732,931 1,962,854 1,962,854 2,962,854
 30      1,353,359   237,302  237,302 1,237,302  880,713  880,713 1,880,713 3,206,369 3,206,369 4,206,369
 35      1,839,825    68,053   68,053 1,068,053  929,612  929,612 1,929,612 5,105,015 5,105,015 6,105,015
---------------------------------------------------------------------------------------------------------

(1) The values illustrated assume that the planned premium of $19,400 is paid at the beginning of each Policy year. Values will be different if premiums are paid with a different frequency or in different amounts.
(2) The values and benefits are as of the end of the year shown. They assume that no Policy loans or withdrawals have been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient account value.
(3) The values and benefits are shown using the expense charges and cost of insurance rates currently in effect. Although GE Capital Life anticipates deducting these charges for the forseeable future, these charges are not guaranteed and could be raised at the discretion of GE Capital Life. Accordingly, even if the assumed hypothetical gross annual investment return were earned, the values and benefits under an actual Policy with the listed specifications may be less than those shown if the cost of insurance charges were increased.

The hypothetical gross annual investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return.

Actual investment rates of return may be more or less than those shown and will depend on a number of factors, including prevailing interest rates, rates of inflation, and the allocations made by an owner among the Investment Options. The gross hypothetical investment rates of return of 0%, 6%, and 12% shown above correspond to net annual rates of -1.46%, 4.54%, and 10.54%. The Death Benefit and Account Value for a Policy will be different from those shown if the actual investment rate of return averages 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made by GE Capital Life Assurance Company of New York or the funds that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time.

Flexible Premium Joint and Last Survivor
Variable Life Insurance

Male Issue Age 55 Preferred No
 Nicotine Use                   Initial Specified Amount             $1,000,000
Female Issue Age 55 Preferred
 No Nicotine Use                Initial Premium and Planned
Death Benefit Option B          Premium (Payable Annually) (1)          $14,600

                      0% Assumed Hypothetical     6% Assumed Hypothetical     12% Assumed Hypothetical
                      Gross Annual Investment     Gross Annual Investment      Gross Annual Investment
         Premiums       Return with Maximum         Return with Maximum          Return with Maximum
        Accumulated       Charges (2)(3)              Charges (2)(3)               Charges (2)(3)
End of     At 5%    --------------------------- --------------------------- -----------------------------
Policy   Interest   Surrender  Cash     Death   Surrender  Cash     Death   Surrender   Cash      Death
 Year    Per Year     Value    Value   Benefit    Value    Value   Benefit    Value     Value    Benefit
---------------------------------------------------------------------------------------------------------
 1          15,330         0   12,014 1,000,000        0   12,792 1,000,000         0    13,571 1,000,000
 2          31,427     2,145   23,745 1,000,000    4,454   26,054 1,000,000     6,859    28,459 1,000,000
 3          48,328    15,975   35,175 1,000,000   20,585   39,785 1,000,000    25,580    44,780 1,000,000
 4          66,074    29,486   46,286 1,000,000   37,184   53,984 1,000,000    45,862    62,662 1,000,000
 5          84,708    42,653   57,053 1,000,000   54,245   68,645 1,000,000    67,845    82,245 1,000,000
 6         104,273    55,448   67,448 1,000,000   71,755   83,755 1,000,000    91,677   103,677 1,000,000
 7         124,817    67,833   77,433 1,000,000   89,694   99,294 1,000,000   117,518   127,118 1,000,000
 8         146,388    79,754   86,954 1,000,000  108,027  115,227 1,000,000   145,531   152,731 1,000,000
 9         169,037    91,141   95,941 1,000,000  126,701  131,501 1,000,000   175,888   180,688 1,000,000
 10        192,819   101,909  104,309 1,000,000  145,650  148,050 1,000,000   208,773   211,173 1,000,000
 15        330,799   141,053  141,053 1,000,000  241,042  241,042 1,000,000   420,582   420,582 1,000,000
 20        506,901   140,553  140,553 1,000,000  326,627  326,627 1,000,000   753,021   753,021 1,000,000
 25        731,656    48,440   48,440 1,000,000  366,059  366,059 1,000,000 1,318,260 1,318,260 1,384,173
 30      1,018,508      *        *        *      261,324  261,324 1,000,000 2,230,904 2,230,904 2,342,449
 35      1,384,610      *        *        *         *        *        *     3,646,218 3,646,218 3,828,529
---------------------------------------------------------------------------------------------------------

 * Premium in addition to the planned premium is required to keep the policy in effect.
(1) The values illustrated assume that the planned premium of $14,600 is paid at the beginning of each Policy year. Values will be different if premiums are paid with a different frequency or in different amounts.
(2) The values and benefits are as of the end of the year shown. They assume that no Policy loans or withdrawals have been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient account value.
(3) The values and benefits are shown using the maximum expense charges and cost of insurance rates allowable under the Policy. Accordingly, if the assumed hypothetic gross annual investment return were earned, the values and benefits of an actual Policy with the listed specifications could never be less than those shown, and in some cases may be greater than those shown.

The hypothetical gross annual investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return.

Actual investment rates of return may be more or less than those shown and will depend on a number of factors, including prevailing interest rates, rates of inflation, and the allocations made by an owner among the investment options. The gross hypothetical investment rates of return of 0%, 6%, and 12% shown above correspond to net annual rates of -1.46%, 4.54%, and 10.54%. The Death Benefit and Account Value for a Policy will be different from those shown if the actual investment rate of return averages 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made by GE Capital Life Assurance Company of New York or the funds that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time.

Flexible Premium Joint and Last Survivor
Variable Life Insurance

Male Issue Age 55 Preferred No
 Nicotine Use                   Initial Specified Amount             $1,000,000
Female Issue Age 55 Preferred
 No Nicotine Use                Initial Premium and Planned
Death Benefit Option B          Premium (Payable Annually) (1)       $   14,600

                      0% Assumed Hypothetical     6% Assumed Hypothetical     12% Assumed Hypothetical
                      Gross Annual Investment     Gross Annual Investment      Gross Annual Investment
         Premiums       Return with Current         Return with Current          Return with Current
        Accumulated       Charges (2)(3)              Charges (2)(3)               Charges (2)(3)
End of     At 5%    --------------------------- --------------------------- -----------------------------
Policy   Interest   Surrender  Cash     Death   Surrender  Cash     Death   Surrender   Cash      Death
 Year    Per Year     Value    Value   Benefit    Value    Value   Benefit    Value     Value    Benefit
---------------------------------------------------------------------------------------------------------
 1          15,330         0   12,977 1,000,000        0   13,792 1,000,000         0    14,609 1,000,000
 2          31,427     4,131   25,731 1,000,000    6,578   28,178 1,000,000     9,123    30,723 1,000,000
 3          48,328    19,061   38,261 1,000,000   23,976   43,176 1,000,000    29,295    48,495 1,000,000
 4          66,074    33,763   50,563 1,000,000   42,010   58,810 1,000,000    51,293    68,093 1,000,000
 5          84,708    48,231   62,631 1,000,000   60,698   75,098 1,000,000    75,302    89,702 1,000,000
 6         104,273    62,459   74,459 1,000,000   80,063   92,063 1,000,000   101,525   113,525 1,000,000
 7         124,817    76,438   86,038 1,000,000  100,122  109,722 1,000,000   130,186   139,786 1,000,000
 8         146,388    90,155   97,355 1,000,000  120,891  128,091 1,000,000   161,529   168,729 1,000,000
 9         169,037   103,590  108,390 1,000,000  142,383  147,183 1,000,000   195,820   200,620 1,000,000
 10        192,819   116,722  119,122 1,000,000  164,608  167,008 1,000,000   233,353   235,753 1,000,000
 15        330,799   170,339  170,339 1,000,000  281,137  281,137 1,000,000   477,525   477,525 1,000,000
 20        506,901   206,806  206,806 1,000,000  414,414  414,414 1,000,000   874,180   874,180 1,000,000
 25        731,656   214,667  214,667 1,000,000  565,199  565,199 1,000,000 1,533,961 1,533,961 1,610,659
 30      1,018,508   167,963  167,963 1,000,000  738,541  738,541 1,000,000 2,611,931 2,611,931 2,742,527
 35      1,384,610     5,649    5,649 1,000,000  963,176  963,176 1,011,335 4,355,668 4,355,668 4,573,451
---------------------------------------------------------------------------------------------------------

(1) The values illustrated assume that the planned premium of $14,600 is paid at the beginning of each Policy year. Values will be different if premiums are paid with a different frequency or in different amounts.
(2) The values and benefits are as of the end of the year shown. They assume that no Policy loans or withdrawals have been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient account value.
(3) The values and benefits are shown using the expense charges and cost of insurance rates currently in effect. Although GE Capital Life anticipates deducting these charges for the forseeable future, these charges are not guaranteed and could be raised at the discretion of GE Capital Life. Accordingly, even if the assumed hypothetical gross annual investment return were earned, the values and benefits under an actual Policy with the listed specifications may be less than those shown if the cost of insurance charges were increased.

The hypothetical gross annual investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return.

Actual investment rates of return may be more or less than those shown and will depend on a number of factors, including prevailing interest rates, rates of inflation, and the allocations made by an owner among the investment options. The gross hypothetical investment rates of return of 0%, 6%, and 12% shown above correspond to net annual rates of -1.46%, 4.54%, and 10.54%. The Death Benefit and Account Value for a Policy will be different from those shown if the actual investment rate of return averages 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made by GE Capital Life Assurance Company of New York or the funds that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time.

                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

                              FINANCIAL STATEMENTS

                               December 31, 1999
                  (With Independent Auditors' Report Thereon)

                         Independent Auditors' Report


The Board of Directors
GE Capital Life Assurance Company of New York:

  We have audited the accompanying balance sheets of GE Capital Life Assurance Company of New York as of December 31, 1999 and 1998, and the related statements of income, shareholder's interest, and cash flows for each of the years in the three-year period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of GE Capital Life Assurance Company of New York as of December 31, 1999 and 1998, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 1999 in conformity with generally accepted accouting principles.

                                 /s/ KPMG LLP

Richmond, Virginia
January 21, 2000

                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

                                 BALANCE SHEETS
             (Dollar amounts in millions, except per share amounts)

                                                              December 31,
                                                            ------------------
                                                              1999      1998
                                                            --------  --------
Assets
Investments:
 Fixed maturities available-for-sale, at fair value (amor-
  tized cost of $1,667.2 in 1999 and $1,506.8 in 1998)..... $1,588.9  $1,530.6
 Mortgage loans (net of valuation allowance of $1.3 in 1999
  and $0.9 in 1998)........................................    265.3     190.7
 Policy loans..............................................      1.4       1.4
 Short-term investments....................................      2.5      13.4
                                                            --------  --------
  Total investments........................................  1,858.1   1,736.1
                                                            --------  --------
Cash.......................................................      1.8       1.4
Accrued investment income..................................     37.1      30.6
Deferred acquisition costs.................................     94.8      49.4
Intangible assets..........................................     63.6      50.5
Deferred income tax asset..................................     24.8       0.5
Other assets...............................................     22.5      12.5
Separate account assets....................................     19.2       --
                                                            --------  --------
  Total assets............................................. $2,121.9  $1,881.0
                                                            ========  ========
Liabilities and Shareholder's Interest
Liabilities:
 Future annuity and contract benefits...................... $1,737.0  $1,510.0
 Unearned premiums.........................................     15.2      12.7
 Liability for policy and contract claims..................     19.1      10.6
 Other policyholder liabilities............................     44.0      25.8
 Accounts payable and accrued expenses.....................     61.8      58.3
 Separate account liabilities..............................     19.2       --
                                                            --------  --------
  Total liabilities........................................  1,896.3   1,617.4
                                                            --------  --------
Shareholder's interest:
 Net unrealized investment gains (losses)..................    (32.5)      7.1
                                                            --------  --------
 Accumulated non-owner changes in equity...................    (32.5)      7.1
 Common stock ($1,000 par value, 2,000 shares authorized,
  issued and outstanding)..................................      2.0       2.0
 Additional paid-in capital................................    259.4     259.4
 Accumulated deficit.......................................     (3.3)     (4.9)
                                                            --------  --------
  Total shareholder's interest.............................    225.6     263.6
                                                            --------  --------
  Total liabilities and shareholder's interest............. $2,121.9  $1,881.0
                                                            ========  ========

                See accompanying notes to financial statements.

                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

                              STATEMENTS OF INCOME
                          (Dollar amounts in millions)

                                                         Years ended December
                                                                 31,
                                                         ----------------------
                                                          1999    1998    1997
                                                         ------  ------  ------
Revenues:
 Net investment income.................................. $126.0  $115.9  $111.6
 Net realized investment gains..........................    0.3     2.5     2.2
 Premiums...............................................   79.1    83.3    46.9
 Other income...........................................    3.4     3.0     3.7
                                                         ------  ------  ------
  Total revenues........................................  208.8   204.7   164.4
                                                         ------  ------  ------
Benefits and expenses:
 Interest credited......................................   69.3    69.3    71.7
 Benefits and other changes in policy reserves..........   78.4    78.7    42.5
 Commissions............................................   28.1    17.0    17.6
 General expenses.......................................   19.6     9.0    11.0
 Amortization of intangibles, net.......................    6.1     7.3     8.2
 Increase in deferred acquisition costs, net............  (23.3)   (9.8)  (15.6)
                                                         ------  ------  ------
  Total benefits and expenses...........................  178.2   171.5   135.4
                                                         ------  ------  ------
  Income before income taxes............................   30.6    33.2    29.0
Provision for income taxes..............................   12.5    13.7    11.5
                                                         ------  ------  ------
  Net income............................................ $ 18.1  $ 19.5  $ 17.5
                                                         ======  ======  ======

                See accompanying notes to financial statements.

                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

                      STATEMENTS OF SHAREHOLDER'S INTEREST
                  Years ended December 31, 1999, 1998 and 1997
                          (Dollar amounts in millions)

                                                   Accumulated
                                                    non-owner
                          Common stock  Additional   changes                   Total
                          -------------  paid-in   other than  Accumulated shareholder's
                          Shares Amount  capital    earnings     deficit     interest
                          ------ ------ ---------- ----------- ----------- -------------
Balances at January 1,
 1997...................  2,000   $2.0    259.4        (1.3)      (10.9)       249.2
Changes other than
 transactions with
 shareholder
 Net income.............    --     --       --          --         17.5         17.5
 Net unrealized gains on
  securities (a)........    --     --       --          8.6         --           8.6
                                                                               -----
 Total changes other
  than transactions with
  shareholder...........                                                        26.1
 Dividend...............    --     --       --          --        (15.0)       (15.0)
                          -----   ----    -----       -----       -----        -----
Balances at December 31,
 1997                     2,000    2.0    259.4         7.3        (8.4)       260.3
Changes other than
 transactions with
 shareholder
 Net income.............    --     --       --          --         19.5         19.5
 Net unrealized losses
  on securities (a).....    --     --       --         (0.2)        --          (0.2)
                                                                               -----
 Total changes other
  than transactions with
  shareholder...........                                                        19.3
 Dividend...............    --     --       --          --        (16.0)       (16.0)
                          -----   ----    -----       -----       -----        -----
Balances at December 31,
 1998...................  2,000    2.0    259.4         7.1        (4.9)       263.6
Changes other than
 transactions with
 shareholder
 Net income.............    --     --       --          --         18.1         18.1
 Net unrealized losses
  on securities (a).....    --     --       --        (39.6)        --         (39.6)
                                                                               -----
 Total changes other
  than transactions with
  shareholder...........                                                       (21.5)
 Dividend...............    --     --       --          --        (16.5)       (16.5)
                          -----   ----    -----       -----       -----        -----
Balances at December 31,
 1999...................  2,000   $2.0    259.4       (32.5)       (3.3)       225.6
                          =====   ====    =====       =====       =====        =====

-------
(a) Presented net of deferred taxes of $21.3 million, $0.1 million, and $(4.6) million in 1999, 1998 and 1997, respectively.

                See accompanying notes to financial statements.

                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

                            STATEMENTS OF CASH FLOWS
                  Years ended December 31, 1999, 1998 and 1997
                          (Dollar amounts in millions)

                                                      1999     1998     1997
                                                     -------  -------  -------
Cash flows from operating activities:
 Net income......................................... $  18.1  $  19.5  $  17.5
                                                     -------  -------  -------
 Adjustments to reconcile net income to net cash
  provided by operating activities:
  Increase in future policy benefits................   117.6    128.5    106.1
  Net realized investment gains.....................    (0.3)    (2.5)    (2.2)
  Amortization of investment premiums and dis-
   counts...........................................    (0.7)     4.7      4.7
  Amortization of intangibles.......................     6.1      7.3      8.2
  Deferred income tax benefit.......................    (4.9)    (1.9)    (1.7)
  Change in certain assets and liabilities:
   Increase in:
    Accrued investment income.......................    (6.5)    (0.3)    (1.4)
    Deferred acquisition costs, net.................   (23.3)    (9.8)   (15.6)
    Other assets, net...............................    (8.8)    (2.8)    10.6
   Increase (decrease) in:
    Other policy related balances...................    20.8     (3.7)    22.8
    Policy and contract claims......................     7.2      --       --
    Accounts payable and accrued expenses...........     5.3     10.3    (19.6)
                                                     -------  -------  -------
     Total adjustments..............................   112.5    129.8    111.9
                                                     -------  -------  -------
     Net cash provided by operating activities......   130.6    149.3    129.4
                                                     -------  -------  -------
Cash flows from investing activities:
 Proceeds from sales and maturities of investments
  in fixed maturities and real estate...............   408.2    457.9    264.9
 Purchases of fixed maturities......................  (567.5)  (498.3)  (340.4)
 Mortgage and policy loan originations..............   (93.8)   (39.7)   (40.6)
 Mortgage and policy loan repayments................    19.0     22.1      9.2
                                                     -------  -------  -------
     Net cash used in investing activities..........  (234.1)   (58.0)  (106.9)
                                                     -------  -------  -------
Cash flows from financing activities:
 Proceeds from issuance of investment contracts.....   287.1    106.2    151.1
 Redemption and benefit payments on investment con-
  tracts............................................  (177.6)  (171.1)  (175.9)
 Dividends paid.....................................   (16.5)   (16.0)   (15.0)
                                                     -------  -------  -------
     Net cash provided by (used in) financing activ-
      ities.........................................    93.0    (80.9)   (39.8)
                                                     -------  -------  -------
     Net increase (decrease) in cash and cash equiv-
      alents........................................   (10.5)    10.4    (17.3)
 Cash and cash equivalents at beginning of year.....    14.8      4.4     21.7
                                                     -------  -------  -------
 Cash and cash equivalents at end of year........... $   4.3  $  14.8  $   4.4
                                                     =======  =======  =======

                See accompanying notes to financial statements.

                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

                         NOTES TO FINANCIAL STATEMENTS
                       December 31, 1999, 1998 and 1997
                         (Dollar amounts in millions)

(1) Basis of Presentation and Summary of Significant Accounting Policies

  The accompanying financial statements include the historical operations and accounts of GE Capital Life Assurance Company of New York (GECLA-NY or Company).

  GE Capital Life Assurance Company of New York is a wholly-owned subsidiary of General Electric Capital Assurance Company (GE Capital Assurance), which, in turn, is wholly-owned by GE Financial Assurance Holdings, Inc. (GE Financial Assurance). Prior to January 1, 1999, the Company was a majority owned subsidiary of GE Capital Assurance. The remaining minority interest was owned by Great Northern Insured Annuity Corporation (GNAIC), which was also a wholly-owned subsidiary of GE Capital Assurance. On January 1, 1999, GNAIC merged with and into its parent company, GE Capital Assurance.

 Basis of Presentation

  These financial statements have been prepared on the basis of generally accepted accounting principles (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and related disclosures. Actual results could differ from those estimates.

 Products

  The Company markets and sells products in the State of New York through financial institutions and various agencies. The primary products of the Company are investment type deferred annuities, structured settlements, immediate annuities, variable annuities, and long-term care policies. During 1999, 1998, and 1997, 92%, 96%, and 77%, respectively, of product sales were distributed through five financial institutions, including one financial institution which accounted for 60%, 68%, and 55%, respectively, of total product sales.

 Revenues

  Investment income is recorded when earned. Realized investment gains and losses are calculated on the basis of specific identification. Premiums on long-duration insurance products are recognized as earned when due or, in the case of life contingent immediate annuities, when the contracts are issued. Premiums received under annuity contracts without significant mortality risk are not reported as revenues but as liabilities for future annuity and contract benefits. Variable product fees are charged to variable annuity policyholders based upon the daily net assets of the policyholders' account values, and are recognized as revenue when charged. Other income consists primarily of surrender charges on certain policies. Surrender charges are recognized as income when the policy is surrendered.

 Cash Equivalents

  Certificates and other time deposits are classified as short-term investments on the balance sheets and considered cash equivalents in the Statements of Cash Flows.

 Investments

  The Company has designated its fixed maturities (bonds, notes and redeemable preferred stock) as available-for-sale. The fair value for fixed maturities is based on quoted market prices, where available. For fixed maturities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the credit quality, call features and maturity of the investments, as applicable.

  Changes in the fair values of investments available-for-sale, net of the effect on deferred policy acquisition costs, present value of future profits and deferred federal income taxes, are reflected as unrealized investment gains or losses in a separate component of shareholder's interest and, accordingly, have no effect on net income, but are shown as accumulated non-

                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

                       December 31, 1999, 1998 and 1997
                         (Dollar amounts in millions)


(1) Basis of Presentation and Summary of Significant Accounting Policies -- Continued

owner changes in equity. Unrealized losses that are considered other than temporary are recognized in earnings through an adjustment to the amortized cost basis of the underlying securities.

  Investment income on mortgage and asset-backed securities is initially based upon yield, cash flow and prepayment assumptions at the date of purchase. Subsequent revisions in those assumptions are recorded using the retrospective method, whereby the amortized cost of the securities is adjusted to the amount that would have existed had the revised assumptions been in place at the date of purchase. The adjustments to amortized cost are recorded as a charge or credit to investment income.

  Under certain securities lending transactions, the Company requires the borrower provide collateral, consisting primarily of cash and government securities, on a daily basis, in amounts equal to or exceeding 102% of the market value of the applicable securities loaned.

  Mortgage and policy loans are stated at the unpaid principal balance of such loans, net of allowances for estimated uncollectible amounts.

 Deferred Acquisition Costs

  Acquisition costs include costs and expenses which vary with and are primarily related to the acquisition of insurance and investment contracts, such as commissions, direct advertising and printing, and certain support costs such as underwriting and policy issue expenses. Deferred acquisition costs capitalized are determined by actual costs and expenses incurred by product in the year of issue.

  For investment contracts, the amortization of deferred acquisition cost is based on the present value of the anticipated gross profits resulting from investments, interest credited, surrender charges, mortality and maintenance expenses. As actual gross profits vary from projected, the impact on amortization is included in net income. For insurance contracts, the acquisition costs are amortized in relation to the benefit payments or the present value of expected future premiums.

  Deferred acquisition costs are reviewed to determine if they are recoverable from future income, including investment income, and, if not considered recoverable, are charged to expense.

 Goodwill

  Goodwill is amortized over its estimated period of 25 years of benefit on the straight-line method. Goodwill in excess of associated expected operating cash flows is considered to be impaired and is written down to fair value.

 Federal Income Taxes

  The Company is included with GE Capital Assurance in a life insurance consolidated federal income tax return. Deferred taxes are allocated by applying the asset and liability method of accounting for deferred income taxes to members of the group as if each member was a separate taxpayer. Intercompany balances are settled annually.

 Reinsurance

  Premium revenue, benefits, underwriting, acquisition and insurance expenses are reported net of the amounts relating to reinsurance ceded to other companies, except for reinsurance costs for universal life products. Amounts due from reinsurers for incurred and estimated future claims are reflected in the reinsurance recoverable asset which is included in other assets on the balance sheet. The cost of reinsurance is accounted for over the terms of the related treaties using assumptions consistent with those used to account for the underlying reinsured policies.

                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

                       December 31, 1999, 1998 and 1997
                         (Dollar amounts in millions)


(1) Basis of Presentation and Summary of Significant Accounting Policies -- Continued

 Future Annuity and Contract Benefits

  Future annuity and contract benefits consist of the liabilities for life insurance policies, accident and health, and deferred annuity contracts. The liability for insurance and accident and health contracts is calculated based upon actuarial assumptions as to mortality, morbidity, interest, expense and withdrawals, with experience adjustments for adverse deviation where appropriate. The liability for deferred annuity contracts is generally equal to the policyholder's current account value.

 Liability for Policy and Contract Claims

  The liability for policy and contract claims represents the amount needed to provide for the estimated ultimate cost of settling claims relating to insured events that have occurred on or before the end of the respective reporting period. The estimated liability includes requirements for future payments of
(a) claims that have been reported to the insurer, (b) claims related to insured events that have occurred but that have not been reported to the insurer as of the date the liability is estimated, and (c) claim adjustment expenses. Claim adjustment expenses include costs incurred in the claim settlement process such as legal fees and costs to record, process, and adjust claims.

 Separate Account Assets and Liabilities

  The separate account assets and liabilities represent funds held for the exclusive benefit of the variable annuity contract owners. The Company receives mortality risk fees and administration charges from the variable mutual fund portfolios. The separate account assets are carried at fair value and are equivalent to the liabilities that represent the policyholders' equity in those assets.

 Accounting Pronouncement Not Yet Adopted

  The Financial Accounting Standards Board (FASB) has issued Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities (Statement 133), effective for the Company on January 1, 2001 (as amended by Statement of Financial Accounting Standards No. 137, Deferral of the Effective Date of Statement No. 133). Upon adoption, all derivative instruments (including certain derivative instruments embedded in other contracts) will be recognized in the balance sheet at fair value, and changes in such fair values must be recognized immediately in earnings unless specific hedging criteria are met. Changes in the values of derivatives meeting these hedging criteria will ultimately offset related earnings effects of the hedged items; effects of qualifying changes in fair value are to be recorded in equity pending recognition in earnings. Certain significant refinements and interpretations of Statement 133 are being deliberated by the FASB , and the effects on accounting for the Company's financial instruments will depend to some degree on the results of such deliberations. Management has not determined the total probable effects of adopting Statement 133, and does not believe that an estimate of such effects would be meaningful at this time.

(2) Investments

 General

  For the years ended December 31, the sources of investment income of the Company were as follows:

                                                          1999    1998    1997
                                                         ------  ------  ------
   Fixed maturities..................................... $109.1  $101.1  $ 99.1
   Mortgage loans.......................................   17.8    15.4    13.6
                                                         ------  ------  ------
   Gross investment income..............................  126.9   116.5   112.7
   Investment expenses..................................   (0.9)   (0.6)   (1.1)
                                                         ------  ------  ------
   Net investment income................................ $126.0  $115.9  $111.6
                                                         ======  ======  ======

                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

                       December 31, 1999, 1998 and 1997
                         (Dollar amounts in millions)


(2) Investments -- Continued

  For the years ended December 31, sales proceeds and gross realized investment gains and losses resulting from the sales of investment securities available-for-sale were as follows:

                                                           1999    1998   1997
                                                          ------  ------  -----
   Sales proceeds........................................ $143.0  $153.4  $88.0
                                                          ------  ------  -----
   Gross realized investment:
    Gains................................................    1.1     3.2    2.6
    Losses...............................................   (0.8)   (0.7)  (0.4)
                                                          ------  ------  -----
   Net realized investment gains......................... $  0.3  $  2.5  $ 2.2
                                                          ======  ======  =====

  The additional proceeds from investments presented in the Statements of Cash Flows result from principal collected on mortgage and asset-backed securities, maturities, calls and sinking fund payments.

  Net unrealized gains and losses on available-for-sale investment securities reflected as a separate component of shareholder's interest are summarized as follows:

                                                           December 31,
                                                       ----------------------
                                                        1999    1998    1997
                                                       ------  ------  ------
   Net unrealized gains (losses) on fixed maturities
    available-for-sale before adjustments............  $(78.3) $ 23.8  $ 22.0
   Adjustments to the present value of future profits
    and deferred acquisition costs...................    28.3   (12.9)  (10.8)
   Deferred income taxes.............................    17.5    (3.8)   (3.9)
                                                       ------  ------  ------
   Net unrealized gains (losses) on available-for-
    sale investment securities.......................  $(32.5) $  7.1  $  7.3
                                                       ======  ======  ======

  At December 31, the amortized cost, gross unrealized gains and losses, and fair values of the Company's fixed maturities available-for-sale were as follows:

                                       Amortized Unrealized Unrealized   Fair
   1999                                  Cost      Gains      Losses    Value
   ----                                --------- ---------- ---------- --------
   Fixed maturities:
    U.S. government and agency........ $   50.0    $ --       $ (9.8)  $   40.2
    Non U.S. government...............      5.1      --         (0.1)       5.0
    Non U.S. corporate................    119.9      0.2        (5.4)     114.7
    U.S. corporate....................    940.6      2.3       (57.4)     885.5
    Mortgage backed...................    221.0      2.2        (3.5)     219.7
    Asset backed......................    330.6      0.3        (7.1)     323.8
                                       --------    -----      ------   --------
   Total fixed maturities............. $1,667.2    $ 5.0      $(83.3)  $1,588.9
                                       ========    =====      ======   ========

                                       Amortized Unrealized Unrealized   Fair
   1998                                  Cost      Gains      Losses    Value
   ----                                --------- ---------- ---------- --------
   Fixed maturities:
    U.S. government and agency........ $    8.0    $ 0.1      $  --    $    8.1
    Non U.S. government...............      5.2      0.3         --         5.5
    Non U.S. corporate................     63.7      1.8        (2.2)      63.3
    U.S. corporate....................  1,000.2     22.5        (7.7)   1,015.0
    Mortgage backed...................    429.7     10.3        (1.3)     438.7
                                       --------    -----      ------   --------
   Total fixed maturities............. $1,506.8    $35.0      $(11.2)  $1,530.6
                                       ========    =====      ======   ========

                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

                       December 31, 1999, 1998 and 1997
                         (Dollar amounts in millions)


(2) Investments -- Continued

  The scheduled maturity distribution of the fixed maturity portfolio at December 31, 1999 follows. Expected maturities may differ from scheduled contractual maturities because issuers of securities may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                             Amortized   Fair
                                                               Cost     Value
                                                             --------- --------
   Due in one year or less.................................. $   72.5  $   71.5
   Due after one year through five years....................    397.9     386.8
   Due after five years through ten years...................    229.3     219.3
   Due after ten years......................................    415.9     367.8
                                                             --------  --------
     Subtotals..............................................  1,115.6   1,045.4
   Mortgage backed securities...............................    221.0     219.7
   Asset backed securities..................................    330.6     323.8
                                                             --------  --------
     Totals................................................. $1,667.2  $1,588.9
                                                             ========  ========

  At December 31, 1999, $79.4 of the Company's investments (excluding mortgage and asset-backed securities) were subject to certain call provisions.

  As required by law, the Company has investments on deposit with governmental authorities and banks for the protection of policyholders of $0.5 and $0.4 at December 31, 1999 and 1998, respectively.

  At December 31, 1999, approximately 23.8%, 9.3% and 15.7% of the Company's investment portfolio is comprised of securities issued by the manufacturing, utility and financial industries, respectively, the vast majority of which are rated investment grade, and which are senior secured bonds. This portfolio is widely diversified among various geographic regions in the United States, and is not dependent on the economic stability of one particular region.

  At December 31, 1999, the Company did not hold any fixed maturity securities, other than securities issued or guaranteed by the U.S. government, which exceeded 10% of shareholder's interest.

  The credit quality of the fixed maturity portfolio at December 31 follows. The categories are based on the higher of the ratings published by Standard & Poors or Moody's.

                                                    1999             1998
                                              ---------------- ----------------
                                                Fair             Fair
                                               Value   Percent  Value   Percent
                                              -------- ------- -------- -------
   Agencies and treasuries................... $  166.6   10.5% $  215.3   14.1%
   AAA/Aaa...................................    379.4   23.9     196.8   12.9
   AA/Aa.....................................    118.9    7.5      91.7    6.0
   A/A.......................................    332.3   20.9     457.3   29.9
   BBB/Baa...................................    415.4   26.1     444.5   29.0
   BB/Ba.....................................     47.0    3.0      44.8    2.9
   B/B.......................................      8.0    0.5       8.5    0.5
   Not rated.................................    121.3    7.6      71.7    4.7
                                              --------  -----  --------  -----
     Totals.................................. $1,588.9  100.0% $1,530.6  100.0%
                                              ========  =====  ========  =====

  Bonds with ratings ranging from AAA/Aaa to BBB-/Baa3 are generally regarded as investment grade securities. Some agencies and treasuries (that is, those securities issued by the United States government or an agency thereof) are not rated, but all are considered to be investment grade securities. Finally, some securities, such as private placements, have not been

                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

                       December 31, 1999, 1998 and 1997
                         (Dollar amounts in millions)


(2) Investments -- Continued

assigned a rating by any rating service and are therefore categorized as "not rated." This has neither positive nor negative implications regarding the value of the security.

  At December 31, 1999 and 1998, there were no fixed maturities in default as to principal or interest.

 Mortgage Loans

  At December 31, 1999 and 1998, the Company's mortgage loan portfolio consisted of first mortgage loans on commercial real estate properties of 153 and 126, respectively. The loans, which are originated by the Company through a network of mortgage bankers, are made only on completed, leased properties and generally have a maximum loan-to-value ratio of 75% at the date of origination.

  At December 31, 1999 and 1998, respectively, the Company held $73.4 and $40.2 in mortgages secured by real estate in California, comprising 27.7% and 21.0% of the respective total mortgage portfolio. For the years ended December 31, 1999, 1998 and 1997, respectively, the Company originated $38.3, $9.5 and $11.4 of mortgages secured by real estate in California, which represent 40.9%, 24.0% and 28.0% and of the respective total originations for those years.

  As of December 31, 1999 and 1998, the Company was committed to fund $22.8 and $26.1, respectively, in mortgage loans.

  "Impaired" loans are defined under generally accepted accounting principles as loans for which it is probable that the lender will be unable to collect all amounts due according to the original contractual terms of the loan agreement. That definition excludes, among other things, leases, or large groups of smaller-balance homogeneous loans, and therefore applies principally to the Company's commercial loans. There were no impaired loans at December 31, 1999 and 1998.

(3) Deferred Acquisition Costs

  Activity impacting deferred acquisition costs for the years ended December 31, was as follows:

                                                           1999   1998   1997
                                                           -----  -----  -----
   Unamortized balance at January 1......................  $56.6  $46.8  $31.2
   Costs deferred........................................   29.9   14.4   18.5
   Amortization, net.....................................   (6.6)  (4.6)  (2.9)
                                                           -----  -----  -----
   Unamortized balance at December 31....................   79.9   56.6   46.8
                                                           -----  -----  -----
   Cumulative effect of net unrealized investment (gains)
    losses...............................................   14.9   (7.2)  (4.1)
                                                           -----  -----  -----
   Balance at December 31................................  $94.8  $49.4  $42.7
                                                           =====  =====  =====

(4) Intangible Assets

 Present Value of Future Profits (PVFP)

  In conjunction with the acquisition of the Company in 1993, a portion of the purchase price was assigned to the right to receive future gross profits arising from existing insurance and investment contracts. This intangible asset, PVFP, represents the actuarially determined present value of the projected future cash flows from the acquired policies.

  The method used by the Company to value PVFP is summarized as follows: (1) identify the future gross profits attributable to certain lines of business,
(2) identify the risks inherent in realizing those gross profits, and (3) discount those gross profits at the rate of return that the Company must earn in order to accept the inherent risks.

                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

                       December 31, 1999, 1998 and 1997
                         (Dollar amounts in millions)


(4) Intangible Assets -- Continued

  PVFP is amortized, net of accreted interest, in a manner similar to the amortization of deferred acquisition costs. Interest accretes at rates credited to policyholders on underlying contracts. As actual results vary from projected amounts, the impact on amortization is included in net income.

  Recoverability of PVFP is evaluated periodically by comparing the current estimate of expected future gross profits to the unamortized asset balance. If such comparison indicates that the expected gross profits will not be sufficient to recover PVFP, the difference is charged to expense.

  The following table presents the activity in PVFP for the years ended December 31:

                                                           1999   1998   1997
                                                           -----  -----  -----
   Unamortized balance at January 1......................  $26.4  $32.2  $38.9
   Interest accreted at 4.7% in 1999, 5.0% in 1998 and
    5.6% in 1997.........................................    0.8    1.0    1.4
   Amortization..........................................   (5.4)  (6.8)  (8.1)
                                                           -----  -----  -----
   Unamortized balance at December 31....................   21.8   26.4   32.2
                                                           -----  -----  -----
   Cumulative effect of net unrealized investment (gains)
    losses...............................................   13.4   (5.8)  (6.7)
                                                           -----  -----  -----
   Balance at December 31................................  $35.2  $20.6  $25.5
                                                           =====  =====  =====

  The estimated percentage of the December 31, 1999 balance, before the effect of unrealized investment gains or losses, to be amortized over each of the next five years is as follows:

              2000..................................... 15%
              2001..................................... 12%
              2002.....................................  8%
              2003.....................................  7%
              2004.....................................  5%

 Goodwill

  At December 31, 1999 and 1998, total unamortized goodwill was $28.4 and $29.9, respectively, which is shown net of accumulated amortization of $10.0 and $8.5, respectively. Goodwill amortization was $1.5, $1.5, and $1.6 for the years ended December 31, 1999, 1998 and 1997, respectively. Goodwill in excess of associated expected operating cash flows is considered to be impaired and is written down to fair value (no such write-downs have been made).

(5) Reinsurance

  In order to limit the amount of loss retention, certain policy risks are reinsured with other insurance companies. The maximum amount of life insurance retained on any one life may not exceed $0.2. Reinsurance contracts do not relieve the Company of its obligations to policyholders. In the unlikely event that the reinsurers would be unable to meet their obligations, the Company is liable for the reinsured claims. The Company monitors both the financial condition of individual reinsurers and risk concentrations arising from similar geographic regions, activities and economic characteristics of reinsurers to lessen the risk of default by such reinsurers.

  The Company has a reinsurance agreement with an affiliated company whereby it assumed all liabilities and future premiums related to the affiliate's New York business. Certain fixed maturities with a fair value of $60.0 at December 31, 1999 were held in trust for the benefit of policyholders.

                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

                       December 31, 1999, 1998 and 1997
                         (Dollar amounts in millions)


(5) Reinsurance -- Continued

  The effects of reinsurance on premiums written and earned for the years ended December 31 were as follows:

                                          Written              Earned
                                     -------------------  -------------------
                                     1999   1998   1997   1999   1998   1997
                                     -----  -----  -----  -----  -----  -----
   Direct........................... $78.8  $82.8  $48.2  $76.2  $80.6  $44.5
   Assumed..........................   5.2    4.0    3.6    5.2    4.0    3.6
   Ceded............................  (2.3)  (1.7)  (1.1)  (2.3)  (1.3)  (1.2)
                                     -----  -----  -----  -----  -----  -----
   Net Premiums..................... $81.7  $85.1  $50.7  $79.1  $83.3  $46.9
                                     -----  -----  -----  -----  -----  -----
   Percentage of amount assumed to
    net.............................                        6.6%   4.8%   7.7%
                                                          =====  =====  =====

  Reinsurance recoveries recognized as a reduction of benefits amounted to $9.3, $10.8, and $11.2, during 1999, 1998 and 1997, respectively. These recoveries were partially offset by certain changes in benefits and other policy reserves.

(6) Future Annuity and Contract Benefits

 Investment Contracts

  Investment contracts are broadly defined to include contracts without significant mortality or morbidity risk. Payments received from sales of investment contracts are recognized by providing a liability equal to the current account value of the policyholders' contracts. Interest rates credited to investment contracts are guaranteed for the initial policy term with renewal rates determined as necessary by management. At December 31, 1999 and 1998, investment contracts totaled $1,474.4 and $1,313.2, respectively.

 Insurance Contracts

  Insurance contracts are broadly defined to include contracts with significant mortality and/or morbidity risk. The liability for future benefits of insurance contracts is the present value of such benefits less the present value of future net premiums based on mortality, morbidity, and other assumptions which were appropriate at the time the policies were issued or acquired. These assumptions are periodically evaluated for potential premium deficiencies. Any changes in the estimated liability are reflected in income as the estimates are revised. At December 31, 1999 and 1998, insurance contracts, totaled $262.6 and $196.8, respectively.

  Interest rate assumptions used in calculating the present value of future annuity and contract benefits range from 3.6% to 9.9%.

(7) Related-Party Transactions

  The Company receives administrative services from certain affiliates for which progress payments for these services are made monthly. For the years ended December 31, 1999, 1998 and 1997, these services were valued at $17.7, $7.6, and $9.8, respectively.

(8) Income Taxes

  The total provision for income taxes for the years ended December 31 consisted of the following components:

                                                            1999   1998   1997
                                                            -----  -----  -----
   Current federal income tax provision.................... $13.7  $16.7  $13.2
   Deferred federal income tax benefit.....................  (1.2)  (3.5)  (1.7)
                                                            -----  -----  -----
   Federal provision.......................................  12.5   13.2   11.5
   Current state income tax provision......................   --     0.5    --
                                                            -----  -----  -----
   Total income tax provision.............................. $12.5  $13.7  $11.5
                                                            =====  =====  =====

                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

                       December 31, 1999, 1998 and 1997
                         (Dollar amounts in millions)


(8) Income Taxes -- Continued

  The reconciliation of the federal statutory tax rate to the effective income tax rate is as follows:

                                                               1999  1998  1997
                                                               ----  ----  ----
   Statutory U.S. federal income tax rate..................... 35.0% 35.0% 35.0%
   State income tax, net of federal effect....................  --    0.9   --
   Goodwill amortization......................................  1.8   1.6   1.9
   Other, net.................................................  4.0   3.8   2.8
                                                               ----  ----  ----
   Effective rate............................................. 40.8% 41.3% 39.7%
                                                               ====  ====  ====

  The components of the net deferred income tax asset at December 31 are as follows:

                                                                  1999    1998
                                                                 ------  ------
   Assets:
    Net unrealized losses on investment securities.............. $ 17.5  $  --
    Future annuity and contract benefits........................   34.9    75.3
                                                                 ------  ------
   Total deferred income tax assets.............................   52.4    75.3
                                                                 ======  ======
   Liabilities:
    Net unrealized gains on investment securities...............    --     (3.8)
    Investments.................................................   (1.0)   (6.8)
    Present value of future profits.............................   (5.2)  (21.6)
    Deferred acquisition costs..................................  (19.6)  (32.9)
    Other, net..................................................   (1.8)   (9.7)
                                                                 ------  ------
   Total deferred income tax liabilities........................  (27.6)  (74.8)
                                                                 ------  ------
   Net deferred income tax asset................................ $ 24.8  $  0.5
                                                                 ======  ======

  The Company paid $11.2, $13.6 and $12.1, for federal and state income taxes in 1999, 1998 and 1997, respectively.

  Based on an analysis of the Company's tax position, management believes it is more likely than not that the results of future operations and implementation of tax planning strategies will generate sufficient taxable income enabling the Company to realize remaining deferred tax assets. Accordingly, no valuation allowance for deferred tax assets is deemed necessary.

(9) Commitments and Contingencies

 Guaranty Association Assessments

  The Company is required to participate in the guaranty association of the state of New York. The state guaranty association ensures payment of guaranteed benefits, with certain restrictions to policyholders of impaired or insolvent insurance companies, by assessing all other companies involved in similar lines of business. The insolvency of a major insurer that wrote significant business in New York could have an adverse impact on the profitability of the Company. The Company paid $0.3, $0.2, and $0.2 to the New York State guaranty association during 1999, 1998 and 1997, respectively.

 Litigation

  The Company is a defendant in various cases of litigation considered to be in the normal course of business. The Company believes that the outcome of such litigation will not have a material effect on its financial position or results of operations.

                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

                       December 31, 1999, 1998 and 1997
                         (Dollar amounts in millions)


(10) Fair Value of Financial Instruments

  The fair values of financial instruments presented in the applicable notes to the Company's financial statements are estimates of the fair values at a specific point in time using available market information and valuation methodologies considered appropriate by management. These estimates are subjective in nature and involve uncertainties and significant judgment in the interpretation of current market data. Therefore, the fair values presented are not necessarily indicative of amounts the Company could realize or settle currently. The Company does not necessarily intend to dispose of or liquidate such instruments prior to maturity.

  Fixed maturities which, as a matter of accounting policy, are reflected in the accompanying financial statements at fair value are not included in the following disclosures. The carrying value of policy loans, short-term investments and accrued investment income approximates fair value at December 31, 1999 and 1998, respectively.

  At December 31, the carrying amounts and fair values of the Company's financial instruments were as follows:

                                                   1999              1998
                                             ----------------- -----------------
                                             Carrying   Fair   Carrying   Fair
                                              Amount   Value    Amount   Value
                                             -------- -------- -------- --------
   Mortgage loans........................... $  265.3 $  261.8 $  190.7 $  207.5
   Investment contracts.....................  1,463.8  1,411.6  1,302.7  1,265.9
                                             ======== ======== ======== ========

  The fair value of mortgage loans is estimated by discounting the estimated future cash flows using interest rates applicable to current loan originations, adjusted for credit risks.

  The estimated fair value of investment contracts is the amount payable on demand (cash surrender value) for deferred annuities and the net present value based on interest rates currently offered on similar contracts for non-life contingent immediate annuities.

(11) Restrictions on Dividends

  State insurance departments which regulate life insurance companies recognize only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under law, and for determining whether its financial condition warrants the payment of a dividend to its shareholders. The maximum amount of dividends, which can be paid by State of New York insurance companies to shareholders without prior approval of the Insurance Commissioner, is subject to certain restrictions. No dividend payout may be made without prior approval. The Company last paid a dividend to GECA of $16.5 in 1999.

(12) Supplementary Financial Data

  The Company files financial statements with state insurance regulatory authorities and the National Association of Insurance Commissioners (NAIC) that are prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). Statutory accounting practices differ from GAAP in several respects, causing differences in reported net income and shareholder's interest. Permitted statutory accounting practices encompass all accounting practices not so prescribed but that have been specifically allowed by state insurance authority. The Company has no significant permitted accounting practices.

  Statutory net income for the years ended December 31, 1999, 1998 and 1997 was $5.1, $24.8, and $13.7, respectively. Statutory capital and surplus as of December 31, 1999 and 1998 was $153.7 and $168.8, respectively.

  The NAIC has adopted Risk-Based Capital (RBC) requirements to evaluate the adequacy of statutory capital and surplus in relation to risks associated with: (i) asset quality, (ii) insurance risk, (iii) interest rate risk, and
(iv) other business factors.

                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

                       December 31, 1999, 1998 and 1997
                         (Dollar amounts in millions)


(12) Supplementary Financial Data -- Continued

The RBC formula is designated as an early warning tool for the states to identify possible under-capitalized companies for the purpose of initiating regulatory action. In the course of operations, the Company periodically monitors its level of RBC. At December 31, 1999 and 1998, the Company exceeded the minimum required RBC levels.

(13) Business Segments

  The Company conducts its operations through two business segments: (1) Wealth Accumulation and Transfer, comprised of products intended to increase the policyholder's wealth, transfer wealth to beneficiaries or provide for a means for replacing the income of the insured in the event of premature death, and (2) Lifestyle Protection and Enhancement, comprised of products intended to protect accumulated wealth and income from the financial drain of unforeseen events.

  The following is a summary of industry segment activity for 1999, 1998 and 1997:

                                         1999                                  1998
                         ------------------------------------  ------------------------------------
                             Wealth      Lifestyle                 Wealth      Lifestyle
                         accumulation & protection &           accumulation & protection &
                            transfer    enhancement   Total       transfer    enhancement   Total
                         -------------- ------------ --------  -------------- ------------ --------
Net investment income...    $  120.0       $  6.0    $  126.0     $  111.9       $ 4.0     $  115.9
Net unrealized
 investment gains.......         0.3          --          0.3          2.5         --           2.5
Premiums................        36.3         42.8        79.1         48.3        35.0         83.3
Other revenues..........         3.4          --          3.4          3.0         --           3.0
                            --------       ------    --------     --------       -----     --------
  Total revenues........    $  160.0       $ 48.8    $  208.8     $  165.7       $39.0     $  204.7
                            --------       ------    --------     --------       -----     --------
Interest credited,
 benefits and other
 changes in policy
 reserves...............       114.0         33.7       147.7        122.0        26.0        148.0
Commissions.............        17.8         10.3        28.1          8.0         9.0         17.0
Amortization of
 intangibles............         5.5          0.6         6.1          6.3         1.0          7.3
Other operating costs
 and expenses...........        (3.5)        (0.2)       (3.7)         3.2        (4.0)        (0.8)
                            --------       ------    --------     --------       -----     --------
  Total benefits and
   expenses.............       133.8         44.4       178.2        139.5        32.0        171.5
                            --------       ------    --------     --------       -----     --------
  Income before income
   taxes................    $   26.2       $  4.4    $   30.6     $   26.2       $ 7.0     $   33.2
                            ========       ======    ========     ========       =====     ========
Total assets............    $1,986.2       $135.7    $2,121.9     $1,787.7       $93.3     $1,881.0
                            ========       ======    ========     ========       =====     ========

                                                         1997
                                         ------------------------------------
                                             Wealth      Lifestyle
                                         accumulation & protection &
                                            transfer    enhancement   Total
                                         -------------- ------------ --------
Net investment income...................    $  107.5       $ 4.1     $  111.6
Net unrealized investment losses........         2.2         --           2.2
Premiums................................        20.5        26.4         46.9
Other revenues..........................         3.7         --           3.7
                                            --------       -----     --------
  Total revenues........................    $  133.9       $30.5     $  164.4
                                            --------       -----     --------
Interest credited, benefits and other
 changes in policy reserves.............        99.1        15.1        114.2
Commissions.............................         8.9         8.7         17.6
Amortization of intangibles.............         7.4         0.8          8.2
Other operating costs and expenses......        (0.1)       (4.5)        (4.6)
                                            --------       -----     --------
  Total benefits and expenses...........       115.3        20.1        135.4
                                            --------       -----     --------
  Income before income taxes............    $   18.6       $10.4     $   29.0
                                            ========       =====     ========
Total assets............................    $1,711.9       $95.6     $1,807.5
                                            ========       =====     ========